CONFIDENTIAL

                                License Agreement
                                     Between
                              Syntroleum Australia
                              Licensing Corporation

                                       and
                            Commonwealth of Australia


                                LICENSE AGREEMENT
                                -----------------

     THIS LICENSE AGREEMENT is made and entered into as of this 3rd day of August, 2000 by and between Syntroleum Australia Licensing Corporation, a Delaware corporation ("Licensor"), and the Commonwealth of Australia ("Licensee").
                                    RECITALS
                                    --------
     A. WHEREAS, Licensor has entered into the Syntroleum License Agreement with Syntroleum pursuant to which Licensor has licensed from Syntroleum certain patent rights and technical information relating to a Conversion Process; and
     B. WHEREAS, under the provisions of the Syntroleum License Agreement, Licensor has the right to grant a sublicense to Licensee to use Licensor Patent Rights and Licensor Technical Information in practicing of a Conversion Process in Licensed Facilities in the Licensed Territory; and
     C. WHEREAS, Licensee desires to enter into a non-exclusive limited license with Licensor to acquire the right to use Licensor Patent Rights and Licensor Technical Information.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Parties agree as follows.
                                 1.  DEFINITIONS
                                 ---------------
     The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof).
1.01 "AFFILIATE" means, with respect to each Party, any Person in which the Party or its parent company(ies) (one or more parent companies in an upward series) shall at the time in question directly or indirectly own a fifty percent (50%) or more interest in such Person. It is understood that: (i) a Party or its parent company(ies) directly owns a fifty percent (50%) or more interest in a Person if that Party or its parent company(ies) individually or collectively hold(s) shares carrying fifty percent (50%) or more of the voting power to elect directors or other managers of such Person and (ii) a Party or its parent company(ies) indirectly owns a fifty percent (50%) or more interest in a Person if a series of companies can be specified beginning with a Party or its parent company(ies), individually or collectively, and ending with such Person so related that each company of the series, except such Person, directly owns a fifty percent (50%) or more interest in a later company in the series.
1.02     "AGREEMENT"  means  this  License  Agreement.
1.03 "BARREL" means forty-two (42) gallons of two hundred thirty-one (231) cubic inches each, measured at sixty degrees Fahrenheit (60 F) and one (1) atmosphere pressure.
1.04 "CHAIN-LIMITING CATALYST" means a type of catalyst for use in a Fischer-Tropsch Reaction the primary products of which are predominately hydrocarbon molecules of twenty (20) or fewer carbon atoms which remain liquid at ambient temperature and pressure.
1.05 "CONFIDENTIAL INFORMATION" means information of Licensor or Licensee disclosed to the other Party under this Agreement, including any formula, pattern, compilation, program, apparatus, device, drawing, schematic, method, technique, know-how, process or pilot plant data, and other non-public information such as business plans or other technology that: (a) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy, which information shall be disclosed in writing and labeled as "Confidential" or the equivalent, or if disclosed verbally or in other non-written form, identified as such at the time of disclosure and thereafter summarized in writing by the disclosing Party within thirty (30) days of such initial disclosure. Confidential Information includes, without limit, Licensor Catalyst Information, Licensor Technical Information, and Licensee Technical Information.
1.06 "CONVERSION PROCESS" means any process for the conversion of normally gaseous hydrocarbons into a mixture of hydrocarbons which may be a combination of normally gaseous, liquid, or solid hydrocarbons at ambient temperatures and pressures and comprised of (a) autothermal reforming of a feed stream consisting substantially of gaseous hydrocarbons in the presence of air, or oxygen-enriched air to create an intermediate feed stream containing carbon monoxide and molecular hydrogen, and (b) reacting the intermediate stream in the presence of a Fischer-Tropsch catalyst to produce a product stream consisting of any combination of gaseous, liquid or solid hydrocarbons at ambient temperature and pressure. The Conversion Process includes all associated internal processes and technologies such as heat integration, separation, or the recycle, use, or consumption of hydrocarbons or other products. The Conversion Process does not include any technology related to (i) pre-treatment of the natural gas feedstock or (ii) post-processing the Fischer-Tropsch product stream for a purpose other than that defined above.
1.07 "EFFECTIVE DATE" means the date set forth in the first paragraph of this Agreement.
1.08     "ESCROW  AGENT"  means  Westpac  Banking  Corporation.
1.09     "ESCROW  AMOUNT"  means  50%  of  the  Initial  License  Fee.
1.10 "ESCROW AGREEMENT" means the Deposit Agreement between Licensor, Licensee and Westpac Banking Corporation.
1.11 "FISCHER-TROPSCH CATALYST" means any catalyst for use in a Fischer-Tropsch Reaction, including, but not limited to, Chain Limiting Catalyst and High Alpha Catalyst.
1.12     "FISCHER-TROPSCH  REACTION"  means  the  catalytic  reaction  of carbon monoxide  and  hydrogen,  the  primary  products  of  which  are  hydrocarbons.
1.13 "HIGH ALPHA CATALYST" means a type of Fischer-Tropsch Catalyst, whose alpha number, as calculated by the Schulz-Flory distribution equation, is 0.85 or higher.
1.14 "INITIAL LICENSE FEE" means the initial license fee paid by Licensee to Licensor pursuant to Section 5.01 of this Agreement.
                        -------------
1.15 "INVENTIONS OR IMPROVEMENTS" means any process, formula, composition, device, catalyst (including both autothermal reforming catalysts and Fischer-Tropsch Catalysts), apparatus, technology, know-how, operating technique, improvement, modification, or enhancement relating to the use, operation, or commercialization of a Conversion Process and the products (including Synthetic Product) of a Conversion Process, which is discovered, made, designed, developed or acquired by Licensee, solely or with others, since the date of this Agreement, or used in a Licensed Plant, in each instance whether patentable or not, including, without limitation, patents, copyrights, and Confidential Information and further including the full scope and content of the intellectual and tangible property included therein and produced therefrom, e.g., drawings, prints, chemical formulae, prototypes, data, computer programs and software, and the like. Inventions or Improvements shall not include any information relating to methods of manufacturing catalysts for use in a Conversion Process.
1.16 "LICENSE FEE" means the fee paid by Licensee to Licensor, as consideration for granting a license pursuant to a Site License Agreement to use Licensor Technology at a Licensed Plant, as calculated in accordance with Attachment 2 of this Agreement, and does not include fees related to the
      -------
purchase  of  the associated Process Design Package for such Licensed Plant, any
      -
catalyst  or  any  catalyst  markup.
1.17     "LICENSED  FACILITIES"  means  one  or  more  Licensed  Plants.
1.18 "LICENSED PLANT" means a plant (including modification, expansion or replacement thereof) licensed to operate pursuant to a Site License Agreement issued under the terms of this Agreement, at a site within the Licensed Territory with a design production capacity measured in Barrels of Synthetic Product per day, using or designed to use Licensor Technology to practice the Conversion Process to produce Marketable Products.
1.19 "LICENSED TERRITORY" means the countries of Australia, Papua New Guinea, East Timor, and Indonesia and their respective territorial waters except
(a)  any  such  country  that,  from  time  to time, may be prohibited, or whose citizens (considered as a group) may be prohibited, by the United States government from receiving Licensor Technology or the products thereof or (b) any such country the inclusion of which in the definition of Licensed Territory is, or could in good faith be argued to be, prohibited by United States law, including, without limitation, United States Executive Orders and administrative orders, rules and regulations. Licensed Territory shall include territories or territorial waters which are the subject of official dispute between or among countries only if all countries claiming sovereignty, a sovereign right, or jurisdiction over such territories or territorial waters are otherwise included within the definition of such term.
1.20 "LICENSEE PATENT RIGHTS" means all rights with respect to patents and patent applications of all relevant countries to the extent that the claims cover features or aspects of Inventions or Improvements practiced in a Licensed Plant, in each case to the extent that, and subject to the terms and conditions under which, Licensee has the right to grant licenses, immunities or licensing rights without having to make payment to others.
1.21 "LICENSEE TECHNICAL INFORMATION" means all unpatented Inventions or Improvements practiced in a Licensed Plant, in each case to the extent that, and subject to the terms and conditions under which, Licensee has the right to grant licenses, immunities or licensing rights without having to make payment to others.
1.22 "LICENSOR CATALYST INFORMATION" means, without limit, information relating to any catalyst, catalyst formulation, conditioning procedure, start-up procedure, regeneration procedure, or performance which are licensed by
Syntroleum to Licensor (with right to sublicensee) pursuant to the Syntroleum License Agreement. Licensor Catalyst Information shall not include any information relating to methods for manufacturing catalysts for use in a Conversion Process.
1.23 "LICENSOR CATALYST PATENT RIGHTS" means all rights with respect to patents and patent applications of all relevant countries to the extent that the claims cover features or aspects of catalysts useable in a Conversion Process (including, without limitation, autothermal reforming catalysts and Fischer-Tropsch Catalysts) and expressly excluding any process operating techniques or apparatus or methods for manufacturing such catalysts, which are licensed by Syntroleum to Licensor (with right to sublicense) pursuant to the Syntroleum license Agreement.
1.24 "LICENSOR PATENT RIGHTS" means all rights with respect to patents and patent applications of all relevant countries to the extent that the claims cover features or aspects of a Conversion Process (including, without limitation, any operating techniques and apparatus and expressly excluding Licensor Catalyst Patent Rights) which are licensed by Syntroleum to Licensor (with right to sublicense) pursuant to the Syntroleum License Agreement.
1.25 "LICENSOR TECHNICAL INFORMATION" means all unpatented information relating to a Conversion Process (including, without limitation, operating techniques and apparatus for carrying out the Conversion Process and expressly excluding Licensor Catalyst Information and Reactor Information) which are licensed by Syntroleum to Licensor (with right to sublicense) prior to the termination of this Agreement; in each case to the extent that, and subject to, the terms and conditions, including the obligation to account to and/or make payments to others, under which Licensor has the right to disclose and grant rights to others.
1.26 "LICENSOR TECHNOLOGY" includes Licensor Technical Information and Licensor Patent Rights related to the practice of a Conversion Process and Licensor Catalyst Information and Licensor Catalyst Patent Rights related to the use of Syntroleum catalysts in the practice of a Conversion Process but expressly excluding the right to make, have made, or sell Syntroleum catalysts. 1.26A "LOAN AGREEMENT" means the A$ Loan Agreement between Licensee and Syntroleum Australia Credit Corporation dated August 3, 2000.
1.27 "LUBRICANTS" means hydrocarbon base oils which can be made into, or blended with other base oils to be made into, without limit (a) automotive lubricating oils such as PCMO, HDD, transmission and hydraulic fluids, and gear oils; (b) industrial lubricants such as metalworking lubricants, process oils, white oils, agricultural spray oils, de-foamers, cutting and quenching oils, and rubber processing oils; (c) greases; (d) drilling fluids; or (e) any other specialty product agreed to by the Parties which is not a Marketable Product.
1.28 "MAJOR EVENT OF DEFAULT" has the meaning ascribed to that term in the Loan Agreement.
1.29 "MARKETABLE PRODUCTS" means finished hydrocarbon fuels, hydrocarbons consumed as fuel, or fuel blending stocks, including, but not limited to, diesel, kerosene, gasoline, and naphtha processed from Synthetic Product and expressly excluding waxes, chemicals, Lubricants, or any other specialty hydrocarbon products and subject to the express condition that Marketable Products shall be produced from Synthetic Product at the Licensed Plant or produced from Synthetic Product at a separate facility operated by the Licensee, or third Persons who are contractually committed to Licensee to produce only Marketable Products from such Synthetic Product. Notwithstanding the foregoing, Marketable Products shall be deemed to include any products:
(a) produced at any location by any Person from a blended stream of Synthetic Product and at least 15% by volume of produced crude oil or condensate, in which the Synthetic Product, before any blending,
(i) remains a liquid at sixty degrees Fahrenheit (60 F) and one (1) atmosphere pressure or,
(ii) has a chemical composition consisting of molecules having at least 85% by volume of which contain no more than 20 carbon atoms each and no more than 1% by volume of which contains more than 40 carbon atoms each; or
(b) produced at any location by any Person from a blended stream of Synthetic Product and at least 40% by volume produced crude oil or condensate such that after blending the mixture is a transportable liquid, expressly excluding slurries; or
(c) produced by blending individual fractions distilled from Synthetic Product with at least 50 % by volume of like distilled fractions from produced crude oil or condensate, in which each distilled fraction from Synthetic Product, before any blending, has a chemical composition consisting of molecules having at least 85% by volume of which contain no more than 20 carbon atoms each and no more than 1 % by volume of which contains more than 40 carbon atoms each, wherein the blending is performed at any location by the Licensee or third
Persons who are contractually committed to Licensee to produce only Marketable Products from such Synthetic Product.
Notwithstanding  the  above language in this Section 1.27  hydrocarbons consumed
                                             ------------
as  fuel  by  Licensee at locations which satisfy the conditions of this Section
                                                                         -------
1.27  are  Marketable  Products,  regardless of whether or not they happen to be
  --
waxes,  chemicals,  Lubricants,  or  any  other  specialty hydrocarbon products.
  -
1.30     "PARTIES"  means  Licensor  and  Licensee.
1.31     "PARTY"  means  Licensor  or  Licensee.
1.32 "PERSON" means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or any other entity, other than the Parties.
1.33 "PROCESS DESIGN PACKAGE" means a compilation of text, figures, drawings and documentation, relating to the design and construction of a Licensed Plant which may be modified from time to time by mutual consent of the Parties (and expressly excluding Reactor Information) which is necessary and sufficient to prepare the detailed design and engineering necessary to construct and operate a Licensed Plant.
1.34 "REACTOR INFORMATION" means all information, including but not limited to data, processes, plans, specifications, flow sheets, designs, and drawings, relating to the internal design or functions, including, without limitation, tube count, tube size and configuration and catalyst volume, relating to any Syntroleum autothermal reformer or Fischer-Tropsch reactors which, at any time during the term of this Agreement, Licensor discloses to Licensee.
1.35 "REACTOR VENDOR" shall mean those fabricators approved by Licensor (or Syntroleum) to perform the fabrication and/or maintenance and repair of autothermal reformer or Fischer-Tropsch reactors for installation and use in Licensed Facilities. Licensor (or Syntroleum) may, from time to time, add or remove any vendor from being a Reactor Vendor.
1.36 "SITE LICENSE AGREEMENT" means an agreement between the Parties, in the form attached to this Agreement as Attachment 3 and which may be modified from
                                     ------------
time to time by mutual written consent of the Parties, granting the right to build and operate a single Licensed Plant, specifying in each case the fixed site and the nominal design capacity, in Barrels of Synthetic Product produced per day.
1.37 "START-UP DATE" means the first full calendar day following a five day period, after completion of catalyst pre-treatment and other preliminary operations, during which the applicable Licensed Plant produces quantities of Synthetic Product in an amount equal to at least 75% of the per-day design production capacity of such Licensed Plant averaged over such five day period.
1.38 "SYNTHETIC PRODUCT" means those hydrocarbons, having a chemical composition substantially consisting of molecules with five or more carbon atoms each, produced using Licensor Technology in the practice of a Conversion Process at a Licensed Plant.
1.39     "SYNTROLEUM"  means  Syntroleum  Corporation,  a  Delaware corporation.
1.40 "SYNTROLEUM AUSTRALIA CREDIT" means Syntroleum Australia Credit Corporation, a Delaware corporation, and a wholly-owned subsidiary of Syntroleum.
1.41 SYNTROLEUM LICENSE AGREEMENT" means the License Agreement between Syntroleum and Licensor dated August 2, 2000.
                         2.  LICENSOR GRANTS TO LICENSEE
                         -------------------------------
2.01 Subject to the terms and conditions of this Agreement, Licensor grants to Licensee a limited, non-exclusive, non-transferable (except as provided
Article  8)  right  and  license  to  use  Licensor  Patent  Rights and Licensor
     -----
Technical  Information  to  design,  construct,  operate and maintain (including
     ---
modify, expand and replace) Licensed Facilities under a separate Site License Agreement for each Licensed Plant, to practice a Conversion Process to manufacture Synthetic Product solely for the purpose of producing, using, and selling Marketable Products anywhere in the world.
2.02 Subject to the terms and conditions of this Agreement, Licensor grants to Licensee a limited, non-exclusive, non-transferable (except as provided in
Article  8)  right  to  purchase  from  Reactor  Vendors  the  appropriate
  --------
Fischer-Tropsch  and autothermal reforming reactors for use in the practice of a
  -------
Conversion Process at a Licensed Plant. Licensee shall have no right to make, have made, or sell any reactor based on Reactor Information except as expressly provided in this Section 2.02.
                    -------------
2.03 Subject to the terms and conditions of this Agreement, Licensor grants to Licensee (a) the right to purchase from Licensor the appropriate Fischer-Tropsch Catalyst and, from either Licensor or a catalyst vendor designated by Licensor, the appropriate autothermal reforming catalyst for use in the practice of a Conversion Process at a Licensed Plant to manufacture Synthetic Product solely for the purpose of producing, using, and selling Marketable Products anywhere in the world and (b) a limited non-exclusive, non-transferable (except as provided in Article 8) right and license under
                                             ----------
Licensor Catalyst Patent Rights and Licensor Catalyst Information to use such catalysts in the practice of a Conversion Process at a Licensed Plant to manufacture Synthetic Product solely for the purpose of producing, using, and selling Marketable Products anywhere in the world. The purchase price for any catalyst purchased by Licensee from Licensor shall be equal to the lowest of
(a) Licensor's cost to produce or have produced such catalysts, plus a markup of twenty five percent (25%), or (b) if, during the twelve (12) month period prior to a catalyst purchase by Licensee, the same catalyst (at comparable quantities) was sold by Licensor to a third party at a markup less than twenty five percent (25%), Licensee shall be entitled to the lower markup for its current catalyst purchase. Licensor will, no more than once per year, provide Licensee reasonable access to the relevant books of Licensor to verify the lowest markup for such catalyst. Licensee shall have no rights to make, have made, or sell any Licensor Fischer-Tropsch Catalyst or autothermal reforming catalyst, which is proprietary to Licensor. Beyond the initial catalyst fill, for a Licensed Plant, Licensee will have the right to buy replacement catalyst from other catalyst suppliers. If Licensor specifies in the Process Design Package an autothermal reforming catalyst commercially available from a third party, Licensee shall have the right to purchase such catalyst directly from a third party.
2.04 In the event Licensor for any reason is unable to supply Licensee with such amounts of Fischer-Tropsch Catalyst as may be reasonably necessary for the operation of a specific Licensed Plant, Licensor shall provide to one or more catalyst vendors designated by Licensor the necessary catalyst recipe, together with a non-exclusive limited license to make and sell such Fischer-Tropsch Catalyst to Licensee for use in such Licensed Plant, and Licensee shall have the right to purchase such Fischer-Tropsch Catalyst from such vendor for use in such Licensed Plant on the same terms (including price) as set forth in Section 2.03.
                                                                   ------------
2.05 Upon Licensee's written request, Licensor will execute a Site License Agreement with respect to a specific proposed Licensed Plant if:
(a) Licensee has delivered to Licensor a Request for Site License Agreement in the form of Attachment 1;
(b) Licensee is current on all payments due under prior Site License Agreements for all Licensed Facilities under this Agreement in accordance with their respective terms; and
(c) there is not a material default under this Agreement for which Licensee is responsible resulting from or affecting a Licensed Plant.
Until such time as the above conditions are satisfied, Licensee shall have no right or license to use Licensor Technology at the proposed Licensed Plant. At the time a Request for Site License Agreement has been submitted by Licensee, Licensor shall survey its Reactor Vendors (and cause Syntroleum to do the same) to determine the lead time for reactor fabrication for the Licensed Plant. If delivery time for reactors is greater than 18 months, Licensor shall use its commercially reasonable efforts to approve (or have Syntroleum approve) additional Reactor Vendors in order to reduce the delivery time.
2.06
(a) Each Licensed Plant shall remain at the initial plant site for a minimum of (i) seven (7) years from Start-Up Date, or (ii) until the natural gas reserves from which the Licensed Plant acquires its gas supply have been depleted to the point that such reserves are not adequate for operation of the Licensed Plant at its design capacity, whichever first occurs. Thereafter, Licensee may relocate a Licensed Plant to a new plant site within the Licensed Territory without obtaining a new Site License Agreement provided (i) request is made by Licensee to Licensor in the form of Exhibit C of the Site License
                                                   ---------
Agreement in which Licensee agrees that the Licensed Plant will remain at the new site for minimum of seven (7) years and (ii) the Licensee is not in default under the Site License Agreement for the Licensed Plant.
(b)     Notwithstanding  the  provisions  of  Section  2.06(a),  Licensed Plants
                                              ----------------
utilizing gas from leases, concessions, or similar production sharing arrangements in which Licensee owns at least a ten percent (10%) working, net profits, equity, or other economic interest may, at any time, be relocated within the geographic boundaries of any such leases, concessions, or similar production sharing arrangements.
(c) Nothing in this Agreement shall prohibit Licensee from purchasing gas from other parties to manufacture Synthetic Product at any Licensed Plant pursuant to this Agreement.
(d) In the event that Licensee and Licensor or their respective Affiliates enter into a program for the development of a floating facility using Licensor Technology under the provisions of a written agreement between Licensee and Licensor, or their respective Affiliates, the time period set forth in Section 2.06(a) and Section 2.05 of the Site License Agreement will be reduced from seven (7) years to two (2) years.
                            3.  TECHNICAL ASSISTANCE
                            ------------------------
3.01 Licensee shall purchase and Licensor agrees to furnish to Licensee, or to a contractor designated by Licensee (or procure the same is furnished by Syntroleum), a Process Design Package for each Licensed Plant according to the terms specified in Section 5.08 of this Agreement.
                      -------------
3.02 Reactor Information necessary for each Licensed Plant shall be excluded from the Process Design Package. However, those elements of Reactor Information which are necessary to fabricate such reactors will be provided by Licensor (or Licensor will procure Syntroleum provides such information) directly to the Reactor Vendors selected by Licensee to manufacture the autothermal reformer and Fischer-Tropsch reactors from Licensor's (or Syntroleum's) then current list of Reactor Vendors. Licensor may, from time to time, add or remove any Reactor Vendor.
3.03 Except as may be set forth in a Process Design Package, the obligations of Licensor under this Agreement do not include the performing of any basic or detailed design, engineering, training, consulting, start-up, operating or maintenance services with respect to any Licensed Plant. Licensor's responsibilities for any such services in the design, construction and operation (including maintenance) of any Licensed Plant shall be as set forth in one or more separate written engineering services agreement(s) (if any) between Licensor (or Syntroleum as the case may be) and Licensee specifically applicable to each Licensed Plant. Licensor will not refuse a request by Licensee to enter into such an agreement with Licensee for such services as are reasonably requested by Licensee and the Parties will each act reasonably in agreeing the terms of such agreement. Where such services cannot be provided by Licensor (but can be reasonably provided by Syntroleum), Licensor agrees to procure that Syntroleum enters into such agreements with Licensee.
3.04 Licensor agrees to disclose to Licensee, upon reasonable request but at least once a year, (a) additions to Licensor Technology and (b) improvements or inventions developed by Licensor (or Syntroleum) relating to Licensor Technology which have been commercially used or which Licensor determines are in a stage of development suitable for commercial use. Licensor shall permit Licensee to reasonably inspect, at mutually convenient times, the operating procedures, process conditions, material balances, energy consumption, catalyst performance, and analyses of internal streams and/or Synthetic Product at Syntroleum's pilot plant which are applicable to such improvements or inventions.
3.05 Licensee shall provide Licensor 90 days advance written notice of the anticipated Start-up Date for each Licensed Plant. Licensee agrees to permit Licensor and/or its representatives access to Licensee's Licensed Plants at reasonable and convenient times, for inspection and if requested by Licensee, training, by representatives of Licensor. Licensor shall have the right to charge Licensee a reasonable fee for any training as may be agreed with the Licensee on a case-by-case basis.
                         4. LICENSEE GRANTS TO LICENSOR
                         ------------------------------

4.01 Licensor may, no more than one (1) time per year, request and Licensee agrees to disclose to Licensor in writing any Inventions or Improvements related to the Conversion Process.
4.02 Subject to the terms and conditions of this Agreement, Licensee grants to Licensor a limited, non-exclusive, irrevocable, royalty free, worldwide (a) right and license under Licensee Patent Rights and (b) right and license to use Licensee Technical Information for the design, construction, operation and maintenance (including modify, expand and replace) of facilities practicing a Conversion Process, together with the right to grant corresponding sublicenses of the Licensee Patent Rights and Licensee Technical Information to other licensees of Licensor Technology for use at a licensed plant practicing a Conversion Process, provided that any such licensee to whom a sublicense is to be granted shall have granted reciprocal rights to Syntroleum to use and grant sublicenses under such licensee's patent rights and technical information for the benefit of Licensee. Licensee shall have the right to charge Licensor a reasonable fee for any training with respect to Licensee Patent Rights and Licensee Technical Information as may be agreed with the Licensor on a case by case basis.
4.03 Should Licensee, during the term of this Agreement, make any patentable Inventions or Improvements, Licensee may, at its sole discretion, file patent applications with respect to such Inventions or Improvements in its own name and at its own expense, and take such other steps as are necessary, in the sole judgment of Licensee, to protect its rights in such Inventions or Improvements. In the event Licensee declines to file any patent application with respect to any Inventions or Improvements, it shall promptly notify Licensor in a timely manner to allow Licensor, at its sole discretion, to file such patent application at its sole expense, and to take such other steps as are necessary, in its judgment, to protect the Parties' rights in such Inventions or
Improvements, subject to Licensee's obligation to account to third parties therefore and provided that title to such Inventions or Improvements shall remain in Licensee.
4.04 Licensor and Licensee each agree that they will take all actions and execute all documents and shall cause their employees, agents and contractors to take all actions and execute all documents as are necessary or appropriate to carry out the provisions of this Article 4 or to assist each other in the
                                       ----------
preparation, filing and prosecution of patent applications or securing such protection referenced in this Article 4 when so requested.
                                  ----------
4.05 Licensee shall permit Licensor and/or its representatives to reasonably inspect, at mutually convenient times, the operating procedures, process conditions, material balances, energy consumption, catalyst performance, and analyses of internal streams and/or Synthetic Product which are applicable to Licensee's Inventions or Improvements at any Licensed Plant incorporating such Inventions or Improvements.
4.06 Licensee agrees to provide, from time to time and upon request by Licensor, samples of Synthetic Product and Marketable Products as they are produced by any of Licensee's Licensed Plants to verify compliance with this Agreement. Licensor agrees to limit its analysis of samples of Synthetic Product and Marketable Products to those analyses necessary to determine compliance with the definition of Marketable Products.
                           5.  LICENSE AND OTHER FEES
                           --------------------------
5.01     Upon execution of this Agreement, but subject to Section 5.02, Licensee
                                                          ------------
shall pay Licensor a non-refundable Initial License Fee in the amount of AUD$30,000,000.
5.02     If,  at  the  time  of  execution  of  this Agreement, the condition in
Schedule 3 to the Loan Agreement has not been satisfied (as determined according to that Loan Agreement), the Escrow Amount shall be paid by Licensee to Escrow Agent to be held in escrow on the terms set forth in the Escrow Agreement.
5.03 Where the condition in Schedule 3 to the Loan Agreement has been satisfied (as determined according to the Loan Agreement) and, Licensor delivers a certification that no event of default by Licensor has occurred and is continuing under this Agreement as of the date of such delivery, Licensee will, within three business days of receipt by Licensee of such certificate from Licensor, instruct the Escrow Agent to disburse in immediately available funds to an account identified by Licensor to the Escrow Amount together with the accrued interest thereon.
5.04 In the event that Escrow Agent shall hold the Escrow Amount at 5:00 p.m. United States Central Standard Time on August 31, 2004, the Licensee shall be entitled to instruct the Escrow Agent to disburse the Escrow Amount (less any accrued interest thereon) to Licensee. Notwithstanding such payment to Licensee, this Agreement continues in full force and effect. Any interest accrued on the Escrow Amount is payable to the Licensor. If the Parties dispute whether or not the condition in schedule 3 to the Loan Agreement has been satisfied, or Licensee disputes the certification delivered under Section 5.03, the dispute is to be referred to the Australian Commercial Disputes Centre ("ACDC"). The Licensor and Licensee must act promptly in good faith and in a reasonable  manner  with  the  ACDC to agree on and implement a suitable dispute resolution process for the dispute. The Licensee shall not be entitled to instruct the Escrow Agent with respect to the Escrow Amount and the Escrow Agent shall continue to retain the Escrow Amount until the dispute is resolved.
5.05     Provided  that  Licensor  shall  have received the Initial License Fee:
(a) Licensee shall be entitled to a credit, up to a total of AUD$20,000,000 of the Initial License Fee, at a rate of (i) the US$ equivalent (calculated according to Section 5.05(c)) of AUD$.50 for every AUD$1.00 of future license
               ----------------
fees incurred by Licensee for any Site License Agreement for a Licensed Plant with a design capacity of up to 20,000 barrels per day against those future license  fees,  and  (ii)  the  US$  equivalent (calculated according to Section
                                                                         -------
5.05(c))  of  AUD$1.00  for  every  AUD $1.00 of future license fees incurred by
     --
Licensee for any Site License Agreement for a Licensed Plant with a design capacity greater than 20,000 barrels per day against those future license fees.
(b) In the event that under the Loan Agreement the Commonwealth of Australia ("Commonwealth") makes an election under clause 8.5 or 13.5 of the Loan Agreement, then and in either case Licensee shall be entitled to a credit in respect of License fees outstanding when the election is made and future license fees incurred by Licensee for any Site License Agreement for a Licensed Plant under this Agreement, equal to the US$ equivalent (calculated according to
Section  5.05(c))  of  the  amount in respect of which the Commonwealth has made
     -----------
that  election.  This  Section 5.05(b) applies notwithstanding that the Licensee
                       ---------------
may  not  be  the  Commonwealth.
(c) The exchange rate used to determine the credited amount in US$ shall be the average exchange rate on the date of the Site License Agreement as quoted by three reputable foreign exchange dealers, one nominated by the Licensor, one nominated by the Licensee, and one jointly agreed between the Parties.
5.06 Licensee agrees to pay License fees to Licensor in accordance with Attachment 2 for each Licensed Plant.
    ---------
5.07 In addition to the amount to be paid by Licensee to Licensor under Sections 5.01 and 5.06, Licensee agrees to pay Licensor for each Process Design
    ----------     ----
Package, a fee equal to the costs actually incurred by Licensor in preparing the Process Design Package, plus 10% of the total of such actual cost. Such fee shall be invoiced by Licensor to Licensee after delivery of a Process Design Package and payment shall be due within 30 days from receipt of invoice by Licensee.
5.08 Unless otherwise provided in this Agreement, all amounts payable under this Agreement shall be paid by Licensee to Licensor at Licensor's address specified in Section 11.08, or to an account at a bank specified by Licensor, in
             -------------
Australian  dollars.
5.09 In the event Licensee is required to withhold any taxes from amounts payable to Licensor under this Agreement, Licensee agrees to provide Licensor at the time of such withholding with a receipt or other evidence reflecting the deposit of such taxes with the appropriate governmental agency.
                         6.  WARRANTIES AND INDEMNITIES
                         ------------------------------
6.01 Licensor represents and warrants that it is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, USA, and has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement and all documents relating hereto by Licensor have been duly and validly authorized by all requisite corporation action and constitute valid and binding obligations of Licensor enforceable in accordance with their respective terms.
6.02 Licensee represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement including the right to grant the rights and licenses as set forth in Article 4. The
                                                                 ---------
execution, delivery and performance of this Agreement and all documents relating hereto by Licensee have been duly and validly authorized by all requisite corporate action and constitute valid and binding obligations of Licensee enforceable in accordance with their respective terms.
6.03 Except as otherwise expressly set forth in this Agreement or other written agreement between the Parties, LICENSOR MAKES NO AND HEREBY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS OF ANY KIND, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER WARRANTIES OR REPRESENTATIONS OF ANY KIND TO LICENSEE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OR REPRESENTATION WITH RESPECT TO USE OF LICENSOR TECHNOLOGY AS AUTHORIZED HEREUNDER.
6.04 EXCEPT FOR UNAUTHORIZED DISCLOSURE OR USE OF CONFIDENTIAL INFORMATION OR UNAUTHORIZED USE OF PATENT RIGHTS UNDER THIS AGREEMENT, IN NO EVENT SHALL A PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, OR EXEMPLARY DAMAGES, INCLUDING WITHOUT LIMITATION, LOST PROFITS OR SAVINGS, REGARDLESS OF THE FORM OF ACTION GIVING RISE TO SUCH A CLAIM FOR SUCH DAMAGES, WHETHER IN CONTRACT OR TORT INCLUDING NEGLIGENCE, EVEN IF LICENSOR OR LICENSEE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. BUT IF A PARTY IS FOUND LIABLE, DESPITE THE ABOVE LANGUAGE, TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR EXEMPLARY DAMAGES THEN THE MAXIMUM LIMIT OF SUCH DAMAGES IS AGREED TO BE $5,000.
6.05 A Party will promptly advise the other Party in writing of any claim made or lawsuit alleging infringement of any patent or copyright or misappropriation of Confidential Information based on the design, construction and/or operation of Licensed Facilities (including Synthetic Product or Marketable Products produced from Licensed Facilities).
(a) If Licensee has made a modification to the Process Design Package, with respect to a Licensed Plant, and infringement or misappropriation by such Licensed Plant would not exist in the absence of Licensee's modification, Licensee will be solely responsible for any claim or lawsuit. Licensee will (i) promptly undertake at its own expense the defense of the claim or lawsuit, and
(ii) hold Licensor and its officers and employees harmless from any liability, damages and other sums that may be assessed in or become payable under any decree or judgment by any court or other tribunal which results from such claim or lawsuit and from any attorneys fees, costs of litigation and other reasonable out of pocket expenses incurred in the defense of such claim or lawsuit.
(b) If the design, construction and/or operation of a Licensed Plant which is the basis for alleged infringement or misappropriation, is in accordance with the designs, specifications and operating conditions (including, but not limited to, catalysts) embodied in the Process Design Package for such Licensed Plant, Licensor will (i) promptly undertake at its own expense the defense of the claim or lawsuit, and (ii) hold Licensee, its affiliates, and their officers, directors, and employees harmless from any liability, damages and other sums that may be assessed in or become payable under any decree or judgment by any court or other tribunal which results from such claim or lawsuit and from any attorneys fees, costs of litigation and other reasonable out of pocket expenses incurred in the defense of such claim or lawsuit.
(c) A Party will render all reasonable assistance that may be required by the other Party in the defense of claim or lawsuit alleging infringement or misappropriation and such Party shall have the right to be represented therein by advisory counsel of its selection and at its expense.
(d) In the event a court or other tribunal finds that infringement and/or misappropriation has occurred not as a result of Licensee's modifications, Licensor shall have the option, at its sole expense, to either
(i) provide designs, specifications and/or operating conditions (including, but not limited to, catalysts) and make modifications to the Licensed Plant which avoid such infringement and/or misappropriation without degrading the economics or performance of the Licensed Facilities, or (ii) acquire the right to continue using the design, construction and operating conditions (including, but not limited to, catalysts), which were the subject of such infringement and/or misappropriation.
(e) Except as provided in (d) above, a Party shall not settle or compromise any claim or lawsuit alleging infringement or misappropriation without the written consent of the other Party if such settlement or compromise obligates the other Party to make any payment or part with any property, to assume any obligation or grant any licenses or other rights, or to be subject to any injunction by reason of such settlement or compromise.
6.06 Licensor agrees to indemnify and hold harmless Licensee and its officers and employees from and against the full amount of any and all claims, demands, actions, damages, losses, costs, expenses, or liability whatsoever (including without limitation the costs of litigation, including reasonable attorneys' fees), for patent infringement, property (real and personal) damage, personal injury or death, fines, or penalties arising in whole or in part out of the use of Licensee Patent Rights and Licensee Technical Information in a plant operated by Licensor or Person under license from Licensor.
6.07 Licensor agrees to indemnify and hold harmless Licensee and its officers and employees from and against the full amount of any and all claims, demands, actions, damages, losses, costs, expenses, or liability whatsoever (including without limitation the costs of litigation, including reasonable attorneys' fees), for property (real and personal) damage, personal injury or death, fines, or penalties arising in whole or in part out of acts or omissions in the preparation and content (including design, engineering, and specifications) of the Process Design Package for the Licensed Facilities.
6.08 Licensee agrees to indemnify and hold harmless Licensor, its Affiliates, their officers, directors, and employees from and against the full amount of any and all claims, demands, actions, damages, losses, costs, expenses, or liability whatsoever (including without limitation the costs of litigation, including reasonable attorneys' fees), for property (real and personal) damage, personal injury or death, fines, or penalties arising in whole or in part out of acts or omissions outside the scope of or any modification to the content (including design, engineering, and specifications) of the Process Design Package for the Licensed Facilities.
6.09 Licensor's total obligation and liability to indemnify and hold Licensee harmless for any and all claims (a) under this Article 6, including but
                                                        ---------
not limited to all expenses incurred by Licensor in assuming Licensee's defense, making modifications to the Licensed Plant and for paying any judgments or settlements on Licensee's behalf, or for any other reason contemplated by this
Article  6,  (b)  for  failure to meet any process guarantees that may have been
 ---------
provided  under  a separate agreement, or (c) for any other indemnification made
 --
by Licensor pursuant to this Agreement, shall in no event exceed 50% of the total License Fees received from the Licensee for any Licensed Plant that is subject to the above claims.
6.10 Licensee's total obligation and liability to indemnify and hold Licensor harmless for any and all claims (a) under this Article 6 including but
                                                         ---------
not limited to all expenses incurred by Licensee in assuming Licensor's defense and for paying any judgments or settlements on Licensor's behalf, or for any other reason contemplated by this Article 6, or (b) for any other
                                       ----------
indemnification made by Licensee pursuant to this Agreement, shall in no event exceed 50% of the total License Fees received by Licensor from Licensee for any Licensed Plant that is subject to the above claims.
                       7.  CONFIDENTIALITY AND LIMITATIONS
                       -----------------------------------
7.01 Licensee agrees that any Confidential Information disclosed by Licensor or an Affiliate (including Syntroleum) directly or indirectly to Licensee during the period from the date of Licensee's execution of this Agreement through the term of this Agreement, will be kept confidential by Licensee for a period of fifteen (15) years after the date of each disclosure, but not to exceed five (5) years after the termination of this Agreement or fifteen (15) years from the Effective Date, whichever last occurs, with the same standard of care Licensee uses to protect its own similar confidential information and, except as otherwise provided in this Agreement, will not be disclosed to others or copied or duplicated (except for internal use), and will be used by Licensee solely as it relates to this Agreement. Licensee may disclose such Confidential Information to third parties who have executed a secrecy agreement with Licensor or Syntroleum with confidentiality terms no less restrictive than those set forth in this Section 7.01.
                 -------------
7.02 Licensor agrees that any Confidential Information disclosed by Licensee directly or indirectly to Licensor during the term of this Agreement will be kept confidential by Licensor for a period of fifteen (15) years after the date of each disclosure, but not to exceed five (5) years after the termination of this Agreement or fifteen (15) years from the Effective Date, whichever last occurs, with the same standard of care Licensor uses to protect its own similar confidential information, and except as otherwise provided in this Agreement will not be disclosed to others or copied or duplicated, and will be used by Licensor solely in the development, marketing and licensing of a Conversion
Process, and for no other purpose. Licensor may disclose such Confidential Information to third parties who have executed a secrecy agreement with confidentiality terms similar to the confidentiality provisions of this Agreement. To the extent reasonably necessary to carry out the purposes of this Agreement, Licensor may disclose any of the foregoing information to an Affiliate, provided that the Affiliate has agreed in writing to be bound by the relevant provisions of this Agreement.
7.03     A  Party shall not be subject to the restrictions set forth in Sections
                                                                        --------
7.01 and 7.02 as to the disclosure, duplication or use of disclosed Confidential
----     ----
Information, which the receiving Party can prove by competent evidence (a) was already known to the receiving Party or an Affiliate prior to the disclosure thereof by the disclosing Party; (b) is or becomes part of the public knowledge or literature without breach of this Agreement by the receiving Party but only after it becomes part of the public knowledge or literature; (c) shall otherwise lawfully become available to the receiving Party or an Affiliate from a third party but only after it becomes so available and provided the third party is not under obligation of confidentiality to disclosing Party; or (d) is developed by the receiving Party or an Affiliate independently of any disclosure by the disclosing Party to the receiving Party or an Affiliate under this Agreement or independently of any joint research and development activities of Licensee and Licensor which may occur under a separate agreement. Any Confidential Information disclosed shall not be deemed to fall within the confidentiality exceptions of this Section 7.03 merely because it is embraced by more general
                      ------------
information.  In  any such case set forth in Section 7.03(a), (b), (c), and (d),
                                             ---------------  ---  ---      ---
the receiving Party shall keep confidential and not disclose to any third party that any such information was also made available to or acquired by the receiving Party or an Affiliate from the disclosing Party, and such release from the secrecy obligation shall not be considered as a license to make, sell, use or operate under any of the disclosing Party's proprietary rights.
7.04 The receiving Party shall limit access to the Confidential Information disclosed to it to those employees of the receiving Party or an Affiliate who reasonably require the same and who are under a legal obligation of confidentiality  on  the  terms set forth in Section 7.01 and Section 7.03.  The
                                             ------------     ------------
receiving Party shall be responsible to the disclosing Party for the performance by its employees of their confidentiality obligations. The receiving Party shall keep a record of any Confidential Information marked "Limited Access" and the identity of each employee who has access to Confidential Information so marked. The receiving Party shall inform the other Party of the identity of each such employee within 30 days of disclosure.
7.05     In  the  event  that  a  Party  which  is  recipient  of  Confidential
Information from the other Party is requested or required by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process to disclose any such Confidential Information, the receiving Party shall provide the disclosing Party with prompt written notice of such request or requirement prior to making the requested disclosure, and shall cooperate with the disclosing Party so that the disclosing Party may seek a protective order or other appropriate remedy or, if the disclosing Party so elects, waive compliance with the terms of this Agreement. In the event that such protective order or other remedy is not obtained, the receiving Party may disclose only that portion of the Confidential Information which the disclosing Party is advised by counsel is legally required to be disclosed.
7.06 The Parties agree that they will each take all actions and execute all documents, and shall cause their employees, agents and contractors to take all actions and execute all documents as are necessary or appropriate to carry out the provisions of this Article 7 or to assist each other in securing protection
                        ---------
of intellectual property and Confidential Information referenced in this Article
                                                                         -------
7.
7.07 With respect to any catalyst furnished by Licensor to Licensee or Syntroleum for use by Licensee at the Licensed Facilities, Licensee will not, and Licensee will not allow any other person to, analyze, break down, reverse engineer or otherwise seek to determine the chemical composition, except for loss on ignition and bulk density, of any such catalyst, except that Licensee shall be entitled to (a) perform analyses that Licensor may from time to time specifically authorize in writing, to the extent required for monitoring the performance of the Licensed Facilities and for regeneration, reclamation or disposal of spent catalysts, such authorization not to be unreasonably withheld, and (b) provide results of the aforementioned analyses to other parties to the extent required for regeneration, reclamation or disposal of spent catalysts, but only after such other parties have entered into an agreement with Licensor in a form attached hereto as Exhibit B of the attached Site License Agreement.
                               ---------
Licensor  will  be  provided  with  a  copy  of all such analyses which has been approved  in  writing  prior  to  release  to  other  parties.
                                 8.  ASSIGNMENT
                                 --------------
8.01     Subject  to  Section  8.02,  this  Agreement  shall  not be assigned by
                      -------------
Licensee without the prior written consent of the Licensor, which consent will not be unreasonably withheld, except that Licensee may, upon written notice to Licensor, assign this Agreement to a department, bureau, division, agency or similar governmental entity that is under the control of Licensee. Under no circumstances shall this Agreement be assigned to Exxon Corporation, Royal Dutch Shell or Sasol Limited.
8.02 Licensee may assign this Agreement to any corporation or authority which is wholly-owned by Licensee.
                            9.  TERM AND TERMINATION
                            ------------------------
9.01 This Agreement shall extend to the later of (a) fifteen (15) years from the Effective Date, (b) five years from the nominal facility maturity date of the last tranche offered under the Loan Agreement, or (c) five (5) years following the effective date of the last Site License Agreement issued under this Agreement.
9.02 Upon the written notice from Licensor to Licensee of any material default under this Agreement (including any material default under a Site
License  Agreement),  other  than  as  noted  in  Section 2.05(c), all rights of
                                                  ---------------
Licensee  under  Section  2.05  of this Agreement, shall be suspended until such
                 -------------
default is cured by Licensee. Licensee's right to operate any Licensed Plant which is in compliance with its Site License Agreement shall not be affected by either a default under this Agreement or a default under another Site License Agreement for another Licensed Plant. If a material default under this Agreement shall continue for a period of one year following written notice of such default to Licensee from Licensor without being cured by Licensee, then Licensor shall have the right to (a) suspend all rights of Licensee under this Agreement, or
(b) terminate this Agreement upon written notice to Licensee. The actions by Licensor under this Section 9.02 shall not prejudice Licensor from enforcing any
                    ------------
claim  which  it  may  have  for damages or otherwise on account of the default.
9.03     Termination  of  this  Agreement  shall  not:
(a) relieve Licensee of its obligations to account for and pay all amounts due Licensor under this Agreement and all Site License Agreements executed by Licensee under this Agreement;
(b) affect any rights granted Licensee under Site License Agreements in effect on the date of termination;
(c)     affect  any  rights  granted  under  Article  4 with respect to Licensee
                                             ----------
Patent Rights and Licensee Technical Information, which shall survive termination in accordance with its terms; or
(d)     affect  the  obligations of Licensor and Licensee under Articles 6 and 7
                                                                ----------     -
and  Sections 8.01 and 11.02, which shall survive termination in accordance with
     -------------     -----
their  terms.
9.04 No Party to this Agreement shall be in default in performing its obligations under this Agreement to the extent that performing such obligations, or any of them, is delayed or prevented by revolution, civil unrest, strike, labor disturbances, epidemic, accident, fire, lightening, flood, storm, earthquake, explosion, blockage or embargo, or any law, proclamation, regulation or ordinance, or any other cause that is beyond the control and without the fault or negligence of the Party asserting the benefit of this Section 9.04.
                                                                   ------------
Each Party shall do all things reasonably possible to remove the cause of such default.
9.05 Licensee shall have the right to terminate this Agreement in its sole discretion, with or without cause, upon the delivery of written notice of termination to Licensor no less than 90 days prior to the date of such termination.
                        10.  JOINT DEVELOPMENT ACTIVITIES
                        ---------------------------------
10.01 Licensee shall have the right during the term of this Agreement to propose to Licensor one or more joint development projects of interest to Licensee and relating to development and/or commercialization of a Conversion Process, which shall be governed by a separate written agreement between the parties which shall not be inconsistent with the terms and conditions of this Agreement. Such projects shall be open to all other Persons as mutually agreed by the Parties and who agree to pay project costs in a manner agreed upon by the parties; provided, however, Licensee shall have the right to proceed alone with funding any such project.
10.02 A project team will be established for each project. Each team will be made up of members from the Parties who will be appointed by the Party they represent. Each Party has full discretion over the selection of their respective team members and reserves the right to modify, change, condition or terminate any such person's membership on the team.
10.03 Each project team will (a) agree upon a budget for the project and the respective obligations of the Parties for project expenses, (b) define the schedule and management controls for each project, (c) identify and assemble the necessary resources, both internal and external to the Parties, for each project, (d) allocate funds and authorize expenditures on a periodic basis related to each project, (e) communicate to Licensor and Licensee the status of the work on a monthly basis, and (f) submit final reports to Licensor and
Licensee. The team shall hold meetings on an "as needed" basis at mutually acceptable times and locations to review and discuss the status and results of all projects.
                               11.  MISCELLANEOUS
                               ------------------
11.01 This Agreement embodies the entire intent of the Parties and merges all prior oral and written agreements between the Parties hereto with respect to subject matter hereof. No stipulation, agreement, representation or understanding of the Parties hereto shall be valid or enforceable unless contained in this Agreement or in a subsequent written agreement signed by the Parties hereto. In the event of a conflict between this Agreement and a Site License Agreement executed pursuant to this Agreement, this Agreement will govern.
11.02 This agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of law provisions thereof. Any dispute claim or controversy arising out of or relating to this Agreement on the breach, termination, scope or invalidity (including any dispute relating to patent invalidity or infringement) of this Agreement shall be finally settled by arbitration conducted in accordance with the Rules Conciliation and Arbitration of the International Chamber of Commerce.
(a) The arbitration panel shall consist of one arbitrator who shall be nominated with the concurrence of both parties; failing their agreement, the arbitrator shall be appointed by the Court of Arbitration of the International Chamber of Commerce.
(b)     The  arbitration  shall  be  held  in  New  York  City,  New  York, USA.
(c)     The  arbitration  shall  be  conducted  in  the  English  language.
(d) The applicable procedural rules shall be the Rules of Conciliation and Arbitration of the International Chamber of Commerce. In any case not specifically covered by those Rules, the arbitrator shall himself formulate the rules of procedure to be followed.
(e) Arbitration awards rendered shall not be subject to any form of appeal, but judgment upon awards rendered may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case by may be.
11.03 This Agreement does not grant and shall not be construed as granting any license, authorization or consent, to either Party by the other Party hereto, to use any name, trademark, service mark or slogan of the other Party. A Party shall not use the other Party's name without written consent, except for the identification of the other Party as a Licensee or Licensor of Licensor Technology. The terms of this Agreement will be maintained in confidence by each Party subject to the same standard of care each Party uses to protect its confidential information, except as required by law. A press release which includes the name of the other Party must have prior written approval of the other Party, except as required by law.
11.04 Failure of either Licensor or Licensee at any time or from time to time to exercise any of its rights under this Agreement or to insist upon strict performance of the other Party's obligations hereunder shall not be deemed a waiver of or to limit any of such rights or obligations with respect to such rights  or  obligations  or  any  subsequent  occurrence.
11.05 Licensee may publish the existence of this Agreement but agrees not to disclose, without the written consent of the Licensor, any of the terms of this Agreement or any portion thereof, or any amendment concerning the same, except to Persons directly involved with design, financing, construction, or operation of a Licensed Plant on a need-to-know basis or as required by law.
11.06 Licensee agrees that all Licensor information, technology, patents, and the product produced directly by the use thereof, when used outside the United States of America, shall be used by Licensee subject to and in accordance with regulations of any department or agency of the United States of America and Licensee shall not re-export or transship or agree to re-export or transship any such Licensor information, technology, patents, and the product produced directly by the use thereof to any destination prohibited by United States law, including, without limitation, United States executive orders and administrative orders, rules, and regulations or to any destination requiring the approval of the United States government for such re-exportation or transshipment until a request to do so has been submitted to and approved by the United States government and notice of such approval has been provided to Licensor. Licensee shall not (i) enter into a transaction or dealing, including, without limitation, re-exporting the Licensed Technology, or causing, financing, guaranteeing, authorizing or facilitating an action to enter into a transaction or dealing, that might reasonably be considered a violation of United States law by either Licensor or Licensee, or (ii) disclose information in a way that might reasonably be considered a violation of United States law by either Licensor or Licensee.
11.07 Should any part or provision of this Agreement be held unenforceable or in conflict with the law of any state or of the United States of America or of any foreign country, the validity of the remaining parts or provisions shall not be affected by such holding.
11.08     All  notices  hereunder  shall be addressed to the Parties as follows:
     (a)     If  to  Licensor:
          Syntroleum  Australia  Licensing  Corporation
          1350  S.  Boulder,  Suite  1100
          Tulsa,  OK  74119-3295
          Fax  No.:  (918)  592-7979
          Phone  No.:  (918)  592-7900
          ATTN:  Office  of  the  President
          with  copy  to:
          Syntroleum  Corporation
          1350  S.  Boulder,  Suite  1100
          Tulsa,  OK  74119-3295
          Fax  No.:  (918)  592-7979
          Phone  No.:  (918)  592-7900
          ATTN:  Office  of  the  General  Counsel
     (b)     If  to  Licensee:
          Invest  Australia
          Department  of  Industry  Science  and  Resources
          Commonwealth  of  Australia
          GPO  Box  9839
          20  Allara  Street
          Canberra  ACT  2601
          Australia
          ATTN:  General  Manager
Any notice required or permitted to be given under this Agreement by one of the Parties to the other shall be deemed to have been sufficiently given for all purposes hereof if mailed by registered or certified mail, postage prepaid, addressed to such Party at its address indicated above, electronically transmitted and acknowledged by the other Party or by actual delivery of written notice to the other Party.
                           12.  GOODS AND SERVICES TAX
                           ---------------------------
12.01 The payments specified in this Agreement have been calculated without taking GST into account.
12.02 If any GST is payable on a taxable supply by the Licensor under or in connection with this Agreement:
(a) the Licensor warrants that, at the time of entry into this agreement and unless and until otherwise notified in writing to the Licensee:
(i)     it  is  a  non-resident;  and
(ii) it does not make the supply through an enterprise that it carries on in Australia or through a resident agent;
(b) the Licensee warrants that, at the time of entry into this Agreement and unless and until otherwise notified in writing to the Licensor, it is registered for GST purposes; and
(c) the Parties hereby agree that the GST on the taxable supply by the Licensor will be payable by the Licensee in accordance with Section 83-5(1) of the GST Law.
12.03 If the requirements of Section 83-5(1) of the GST Law are not satisfied, either because:
(a) the Licensor provides notice to the Licensee in accordance with Section 12.02(a); or
(b)     for  any  other  reason,
the  provisions  of  Section  12.04  will  apply  to  the  taxable  supply.
                     --------------
12.04 If GST is imposed on any supply by a party (the "Supplier") to the other party (the "Recipient") under or in connection with this Agreement, the Recipient must pay to the Supplier, subject to the receipt of a valid tax invoice, the amount of GST imposed at the same time as and in addition to the amount the Recipient is required to pay the Supplier for the supply in question (and without setoff), or on demand.
12.05     In  Article  12:
              -----------
"GST Law" means the A New Tax System (Goods and Services Tax) Act 1999 together with all associated regulations and legislation.
"GST," "enterprise," "taxable supply," "tax invoice," "non-resident," "carried on in Australia" and "resident agent" have the meaning given to them in the GST Law.
12.06 The Licensee and the Licensor acknowledge and agree that the warranties contained in Section 12.02 are intended solely for the purposes of
                           -------------
Article  12,  and  that,  accordingly,  any  breach  of  such warranty shall not
  ---------
constitute  a  default or an event of default under this Agreement or any of the
  -----
documents related to the transaction contemplated by this Agreement and shall not otherwise have any consequences for the purposes of this Agreement and any of the documents related to the transaction contemplated by this Agreement, except as expressly provided in Sections 12.03 and 12.04.
                                     ---------------       -----


     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date set forth above.
                              LICENSOR
                              SYNTROLEUM  AUSTRALIA  LICENSING CORPORATION

                              By:           /s/
                                   ---------------------
                                   Randall  M.  Thompson
                                   Vice  President  and
                                   Chief  Financial  Officer
                                   Date:     8/3/00
                                            -------


                              LICENSEE
                              COMMONWEALTH  OF  AUSTRALIA

                              By:                   /s/
                                              ------------ ---
                              Name:           Mike  Holthuyzen
                                              ----------------
                              Title:          Deputy  CEO
                                              ----------------
                              Date:           8/3/00
                                              ----------------


                            ATTACHMENT  1
                           -------------

                 REQUEST  FOR  SITE  LICENSE  AGREEMENT
                 --------------------------------------


Syntroleum  Australia  Licensing  Corporation
1350  South  Boulder
Suite  1100
Tulsa,  Oklahoma  74119-3295
Attn:  Office  of  the  President
Gentlemen:
Please issue, for immediate execution, a Site License Agreement of the form identical to Attachment 3 of our License Agreement dated August 3, 2000 (License
             ------------
Agreement), covering the construction and operation of a Licensed Plant at the location set forth below. The following information is provided for inclusion in the execution copies of the Site License Agreement:
Licensed  Plant  Location:
City:  _____________________________  State/Province:  _________________
Country:  __________________________  Onshore/Offshore:  ______________
Latitude:  __________________________  Longitude:  ____________________
Maximum daily design capacity, as defined by the Process Design Package is __________ barrels of Synthetic Product per day. To the extent that more than one licensee of the Licensor Technology (as defined in the License Agreement) is a participant in the Licensed Plant, the design capacity of such Licensed Plant should be applied against such licensees' remaining aggregate maximum daily design capacities for licensed facilities under their respective license agreements as follows:
                                   Aggregate  Design
     Entity                              Capacity  Deduction
     ------                              -------------------
______________________________________     ________________
______________________________________     ________________
______________________________________     ________________
We agree to pay (subject to Section 5.05 of License Agreement) License Fees in accordance with the applicable provisions of Attachment 2 of the License
                                                   -------------
Agreement.
Please forward the appropriate materials to initiate the Process Design Package and acknowledge your receipt of this request.
Very  truly  yours,
COMMONWEALTH  OF  AUSTRALIA


By____________________________
______________________________
Name
______________________________
Title

                                  ATTACHMENT 2
                                  ------------

                             LICENSE FEE CALCULATION
                             -----------------------


I.     For  purposes  of  this  Attachment 2, the following terms shall have the
                                ------------
meanings  ascribed  thereto:
A. "LICENSED PLANT" means the Licensed Plant in which a Site License Agreement for such plant is issued to and remains (subject to assignment in accordance with Section 8 of the Site License Agreement) in the name of the Licensee who has executed this Agreement with Licensor.
B. "ROYALTY RATE" shall mean (i) the lowest royalty rate per Barrel of Synthetic Product accepted by Licensor for a Site License Agreement with a non-affiliate for a facility of comparable size, in the Licensed Territory, which is not under a master preferred license agreement, during the twelve (12) months immediately preceding the execution date of the applicable Site License Agreement under this Agreement, or (ii) if no such Site License Agreement has been executed during the twelve (12) months immediately preceding, then the royalty rate per Barrel of Synthetic Product in the last Site License Agreement with a non-affiliate, in the Licensed Territory, executed by Licensor, which is not under a master preferred license agreement, or (iii) if none of the foregoing applies, then US$0.495 per Barrel of Synthetic Product. Market Royalty Rate does not include the catalyst price as provided for under Section
                                                                         -------
2.03  of  this  Agreement.
 ---
II. For each Site License Agreement executed for Licensed Plants under this Agreement, Licensee agrees to pay (subject to Section 5.05 of the License Agreement) License Fees to Licensor on a prepaid license basis as follows:
A. Licensee agrees to pay Licensor a one-time, prepaid License Fee calculated in accordance with the following formula:
                       License Fee = "C" x 350 x 7.5 x "R"
wherein:
"C" = the maximum daily design capacity, as defined by the Process Design Package, of such Licensed Plant to produce Marketable Products measured in Barrels of Synthetic Product per day for which such Licensed Plant is originally designed and constructed, and
"R"     =     the  Royalty  Rate.
and  payable  in  installments  as  follows:
(i) 20% within thirty (30) days after the execution of the Site License Agreement for such Licensed Plant;
(ii) 30% within thirty (30) days after delivery of the Process Design Package or within one hundred twenty (120) days after the execution of the Site License Agreement for such Licensed Plant, whichever first occurs;
(iii) 20% within thirty (30) days after the commencement of field construction move-in;
(iv) 30% within one-hundred and twenty (120) days after the Start-Up Date of the Licensed Plant or a successful Performance Test as specified in any Process Guarantee and Performance Test Agreement, whichever first occurs.
B.     Capacity Adjustments:  In the event the actual production capacity of any
       --------------------
Licensed Plant, under II.A. above, is determined to have either exceeded the original maximum daily design capacity established in its Site License Agreement or is increased through major equipment modification, by more than five percent (5%) or by more than 500 barrels per day, at any time after the Start-up Date, Licensee shall pay (subject to Section 5.05 of the License Agreement) Licensor an additional License Fee, on a prepaid basis, equal to the difference between
(a) the prepaid License Fee as would have been calculated with the higher production capacity for such Licensed Plant substituted for "C" in the calculation method set forth in II.A. above, and (b) the License Fee as would have been calculated for such Licensed Plant by the method set forth in II.A. above using the original maximum daily design capacity established in each Site License Agreement. The incremental License Fee due will be reduced by any previous incremental adjustments. Such additional License Fee shall be payable within thirty (30) days after the end of the calendar year in which such increase in production capacity of such Licensed Plant occurs. Incremental License Fees for increased production capacity in any Licensed Plant shall not be due if the increased production capacity is the result of the initial use of Licensee Patent Rights or Licensee Technical information. The total cumulative incremental capacity adjustments under each Site License Agreement will be limited to 50 percent of the initial maximum daily capacity under such Agreement.
III. Subject to Section 5.05 of the License Agreement, upon payment of all fees due under the Site License Agreement for each Licensed Plant, Licensee shall be deemed to have acquired a fully paid license for such Licensed Plant up to the original maximum daily design capacity or any adjusted daily design capacity made under the provisions of II.B. above. Any additional incremental increases in the Licensed Plant capacity will be subject to additional License Fees as calculated under Incremental Adjustments defined under II. above.
IV. All payments required hereunder shall include a statement showing the details supporting the calculation of the License Fees being paid. Licensee shall keep accurate and complete records of all natural gas feedstock processed (volume and composition) and all Synthetic Product produced at and either used internally within or removed from each Licensed Plant to enable verification of statements and payments rendered to Licensor hereunder. Licensee agrees to permit Licensor, at Licensor's expense, to inspect such records on reasonable notice and at reasonable intervals during normal business hours to verify the fees paid and payable under this Agreement.





                                  ATTACHMENT 3
                                  ------------
                           SAMPLE - NOT FOR SIGNATURE
                           --------------------------


                             Site License Agreement
                                     Between
                   Syntroleum Australia Licensing Corporation

                                       and

                            Commonwealth of Australia
                                  CONFIDENTIAL


                             SITE LICENSE AGREEMENT
                             ----------------------

     THIS SITE LICENSE AGREEMENT is made and entered into as of this ___ day of ____________, ______ by and between Syntroleum Australia Licensing Corporation, a Delaware corporation ("Licensor"), and the Commonwealth of Australia ("Licensee").

                                    RECITALS
                                    --------
     A. WHEREAS, Licensor has entered into the Syntroleum License Agreement with Syntroleum pursuant to which Licensor has licensed from Syntroleum certain patent rights and technical information relating to a Conversion Process; and
     B. WHEREAS, under the provisions of the Syntroleum License Agreement, Licensor has the right to grant a sublicense to Licensee to use Licensor Patent Rights and Licensor Technical Information in practicing of a Conversion Process in Licensed Facilities in the Licensed Territory; and
     C. WHEREAS, Licensor and Licensee have entered into the License Agreement pursuant to which Licensor has sublicensed to Licensee the right to use Licensor Patent Rights and Licensor Technical Information in producing a Conversion Process in Licensed facilities in the Licensed Territory pursuant to one or more site license agreements; and
     D. WHEREAS, Licensee desires to enter into this non-exclusive limited license with Licensor to use Licensor Patent Rights and Licensor Technical Information in practicing a Conversion Process at the Licensed Plant to make and sell Marketable Products.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Parties agree as follows.

                                 1.  DEFINITIONS
                                 ---------------
     The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof).
1.01 "AFFILIATE" means, with respect to each Party, any Person in which the Party or its parent company(ies) (one or more parent companies in an upward series) shall at the time in question directly or indirectly own a fifty percent (50%) or more interest in such Person. It is understood that: (a) a Party or its parent company(ies) directly owns a fifty percent (50%) or more interest in a Person if that Party or its parent company(ies) individually or collectively hold(s) shares carrying fifty percent (50%) or more of the voting power to elect directors or other managers of such Person and (b) a Party or its parent company(ies) indirectly owns a fifty percent (50%) or more interest in a Person if a series of companies can be specified beginning with a Party or its parent company(ies), individually or collectively, and ending with such Person so related that each company of the series, except such Person, directly owns a fifty percent (50%) or more interest in a later company in the series.
1.02     "AGREEMENT"  means  this  Site  License  Agreement.
1.03 "BARREL" means forty-two (42) gallons of two hundred thirty-one (231) cubic inches each, measured at sixty degrees Fahrenheit (60 F) and one (1) atmosphere pressure.
1.04 "CHAIN-LIMITING CATALYST" means a type of catalyst for use in a Fischer-Tropsch Reaction the primary products of which are predominately hydrocarbon molecules of twenty (20) or fewer carbon atoms which remain liquid at ambient temperature and pressure.
1.05 "CONFIDENTIAL INFORMATION" means information of Licensor or Licensee disclosed to the other Party under this Agreement, including any formula, pattern, compilation, program, apparatus, device, drawing, schematic, method, technique, know-how, process or pilot plant data, -and other non-public information such as business plans or other technology that: (a) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy, which information shall be disclosed in writing and labeled as "Confidential" or the equivalent, or if disclosed verbally or in other non-written form, identified as such at the time of disclosure and thereafter summarized in writing by the disclosing Party within thirty (30) days of such initial disclosure. Confidential Information includes, without limit, Licensor Catalyst Information, Licensor Technical Information, and Licensee Technical Information.
1.06 "CONTRACTOR" shall mean any engineering company approved by Licensor (or Syntroleum), to perform the detailed engineering, construction or construction management in connection with the Licensed Plant from a list of approved companies. Licensor may, from time to time, modify the list of companies.
1.07 "CONVERSION PROCESS" means any process for the conversion of normally gaseous hydrocarbons into a mixture of hydrocarbons which may be a combination of normally gaseous, liquid, or solid hydrocarbons at ambient temperatures and pressures and comprised of (a) autothermal reforming of a feed stream consisting substantially of gaseous hydrocarbons in the presence of air, or oxygen-enriched air to create an intermediate feed stream containing carbon monoxide and molecular hydrogen, and (b) reacting the intermediate stream in the presence of a Fischer-Tropsch catalyst to produce a product stream consisting of any combination of gaseous, liquid or solid hydrocarbons at ambient temperature and pressure. The Conversion Process includes all associated internal processes and technologies such as heat integration, separation, or the recycle, use, or consumption of hydrocarbons or other products. The Conversion Process does not include any technology related to (i) pre-treatment of the natural gas feedstock or (ii) post-processing the Fischer-Tropsch product stream for a purpose other than that defined above.
1.08 "EFFECTIVE DATE" means the date set forth in the first paragraph of this Agreement.
1.09 "FISCHER-TROPSCH CATALYST" means any catalyst for use in a Fischer-Tropsch Reaction including, but not limited to, Chain Limiting Catalyst and High Alpha Catalyst.
1.10     "FISCHER-TROPSCH  REACTION"  means  the  catalytic  reaction  of carbon monoxide  and  hydrogen,  the  primary  products  of  which  are  hydrocarbons.
1.11 "HIGH ALPHA CATALYST" means a type of Fischer-Tropsch Catalyst, whose alpha number, as calculated by the Schulz-Flory distribution equation, is 0.85 or higher.
1.12 "INVENTIONS OR IMPROVEMENTS" means any process, formula, composition, device, catalyst (including both autothermal reforming catalysts and Fischer-Tropsch Catalysts), apparatus, technology, know-how, operating technique, improvement, modification, or enhancement relating to the use, operation, or commercialization of a Conversion Process and the products (including Synthetic Product) of a Conversion Process, which is discovered, made, designed, developed or acquired by Licensee, solely or with others, since the date the License Agreement, or used in a Licensed Plant, in each instance whether patentable or not, including, without limitation, patents, copyrights, and Confidential Information and further including the full scope and content of the intellectual and tangible property included therein and produced therefrom, e.g., drawings, prints, chemical formulae, prototypes, data, computer programs and software, and the like. Inventions or Improvements shall not include any information relating to methods of manufacturing catalysts for use in the Conversion Process.
1.13 "LICENSE AGREEMENT" means the License Agreement between Licensor and Licensee dated August 3, 2000.
1.14 "LICENSE FEE" means the fees paid by Licensee to Licensor under this Agreement, as consideration for granting this Site License Agreement to use Licensor Technology at a Licensed Plant, as calculated in accordance with Exhibit A of this Agreement, and does not include fees related to the purchase
     -----
of  the  associated Process Design Package for such Licensed Plant, any catalyst or  any  catalyst  markup.
1.15      "LICENSED  PLANT"  means  the  plant  initially  located  at:
City:  ________________________  State/Province:  ______________________
Country:  _____________________  Onshore/Offshore:  ___________________
Latitude:  _____________________  Longitude:  _________________________
with an initial maximum daily design capacity of ______________ Barrels of Synthetic Product per day licensed under this Agreement to use Licensor Technology to practice a Conversion Process to produce Marketable Products.
1.16 "LICENSED TERRITORY" means the countries of Australia, Papua New Guinea, East Timor and Indonesia and their respective territorial waters except
(a)  any  such  country  that,  from  time  to time, may be prohibited, or whose citizens (considered as a group) may be prohibited, by the United States government from receiving Licensor Technology or the products thereof or (b) any such country the inclusion of which in the definition of Licensed Territory is, or could in good faith be argued to be, prohibited by United States law, including, without limitation, United States Executive Orders and administrative orders, rules and regulations. Licensed Territory shall include territories or territorial waters which are the subject of official dispute between or among countries only if all countries claiming sovereignty, a sovereign right, or jurisdiction over such territories or territorial waters are otherwise included within the definition of such term.
1.17 "LICENSEE PATENT RIGHTS" means all rights with respect to patents and patent applications of all relevant countries to the extent that the claims cover features or aspects of Inventions or Improvements practiced in a Licensed Plant, in each case to the extent that, and subject to the terms and conditions under which, Licensee has the right to grant licenses, immunities or licensing rights without having to make payment to others.
1.18 "LICENSEE TECHNICAL INFORMATION" means all unpatented Inventions or Improvements practiced in a Licensed Plant, in each case to the extent that, and subject to the terms and conditions under which, Licensee has the right to grant licenses, immunities or licensing rights without having to make payment to others.
1.19 "LICENSOR CATALYST INFORMATION" means, without limit, information relating to any catalyst, catalyst formulation, conditioning procedure, start-up procedure, regeneration procedure, or performance which are licensed by
Syntroleum to Licensor (with right to sublicensee) pursuant to the Syntroleum License Agreement. Licensor Catalyst Information shall not include any information relating to methods for manufacturing catalysts for use in a Conversion Process.
1.20 "LICENSOR CATALYST PATENT RIGHTS" means all rights with respect to patents and patent applications of all relevant countries to the extent that the claims cover features or aspects of catalysts useable in a Conversion Process (including, without limitation, autothermal reforming catalysts and Fischer-Tropsch Catalysts) and expressly excluding any process operating techniques or apparatus or methods for manufacturing such catalysts, which are licensed by Syntroleum to Licensor (with right to sublicense) pursuant to the Syntroleum license Agreement.
1.21 "LICENSOR PATENT RIGHTS" means all rights with respect to patents and patent applications of all relevant countries to the extent that the claims cover features or aspects of a Conversion Process (including, without limitation, any operating techniques and apparatus and expressly excluding Licensor Catalyst Patent Rights) which are licensed by Syntroleum to Licensor (with right to sublicense) pursuant to the Syntroleum License Agreement.
1.22 "LICENSOR TECHNICAL INFORMATION" means all unpatented information relating to a Conversion Process (including, without limitation, operating techniques and apparatus for carrying out a Conversion Process and expressly excluding Licensor Catalyst Information and Reactor Information) which are licensed by Syntroleum to Licensor (with right to sublicense) prior to the termination of this Agreement; in each case to the extent that, and subject to, the terms and conditions, including the obligation to account to and/or make payments to others, under which Licensor has the right to disclose and grant rights to others.
1.23 "LICENSOR TECHNOLOGY" includes Licensor Technical Information and Licensor Patent Rights related to the practice of a Conversion Process and Licensor Catalyst Information and Licensor Catalyst Patent Rights related to the use of Syntroleum catalysts in the practice of a Conversion Process but expressly excluding the right to make, have made, or sell Syntroleum catalysts.
1.24 "LUBRICANTS" means hydrocarbon base oils which can be made into, or blended with other base oils to be made into, without limit (a) automotive lubricating oils such as PCMO, HDD, transmission and hydraulic fluids, and gear oils; (b) industrial lubricants such as metalworking lubricants, process oils, white oils, agricultural spray oils, de-foamers, cutting and quenching oils, and rubber processing oils; (c) greases; (d) drilling fluids; or (e) any other specialty product agreed to by the Parties which is not a Marketable Product.
1.25 "MARKETABLE PRODUCTS" means finished hydrocarbon fuels, hydrocarbons consumed as fuel, or fuel blending stocks including, but not limited to, diesel, kerosene, gasoline, and naphtha processed from Synthetic Product and expressly excluding waxes, chemicals, Lubricants, or any other specialty hydrocarbon products and subject to the express condition that Marketable Products shall be produced from Synthetic Product at the Licensed Plant or produced from Synthetic Product at a separate facility operated by the Licensee, or third Persons who are contractually committed to Licensee to produce only Marketable Products from such Synthetic Product. Notwithstanding the foregoing, Marketable Products shall be deemed to include any products:
(a) produced at any location by any Person from a blended stream of Synthetic Product and at least 15 % by volume of produced crude oil or condensate,  in  which  the  Synthetic  Product,  before  any  blending,
(i) remains a liquid at sixty degrees Fahrenheit (60 F) and one (1) atmosphere pressure or,
(ii) has a chemical composition consisting of molecules having at least 85 % by volume of which contain no more than 20 carbon atoms each and no more than 1 % by volume of which contains more than 40 carbon atoms each; or
(b) produced at any location by any Person from a blended stream of Synthetic Product and at least 40 % by volume produced crude oil or condensate such that after blending the mixture is a transportable liquid, expressly excluding slurries; or
(c) produced by blending individual fractions distilled from Synthetic Product with at least 50% by volume of like distilled fractions from produced crude oil or condensate, in which each distilled fraction from Synthetic Product, before any blending, has a chemical composition consisting of molecules having at least 85% by volume of which contain no more than 20 carbon atoms each and no more than 1% by volume of which contains more than 40 carbon atoms each, wherein the blending is performed at any location by the Licensee or third
Persons who are contractually committed to Licensee to produce only Marketable Products from such Synthetic Product.
Notwithstanding the above language in this Section 1.24 hydrocarbons consumed as
                                           ------------
fuel  by Licensee at locations which satisfy the conditions of this Section 1.25
                                                                    ------------
are Marketable Products, regardless of whether or not they happen to be waxes, chemicals, Lubricants, or any other specialty hydrocarbon products.
1.26     "PARTIES"  means  Licensor  and  Licensee.
1.27     "PARTY"  means  Licensor  or  Licensee.
1.28 "PERSON" means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or any other entity, other than the Parties.
1.29 "PROCESS DESIGN PACKAGE" means a compilation of text, figures, drawings and documentation, relating to the design and construction of a Licensed Plant, which may be modified from time to time by mutual consent of the Parties, and expressly excluding Reactor Information which is necessary and sufficient to prepare the detailed design and engineering necessary to construct and operate a Licensed Plant.
1.30 "REACTOR INFORMATION" means all information, including, but not limited to, data, processes, plans, specifications, flow sheets, designs, and drawings, relating to the internal design or functions including, without limitation, tube count, tube size and configuration and catalyst volume, relating to any Syntroleum autothermal reformer or Fischer-Tropsch reactors which, at any time during the term of this Agreement, Licensor discloses to Licensee.
1.31 "REACTOR VENDOR" shall mean those fabricators approved by Licensor (or Syntroleum) to perform the fabrication and/or maintenance and repair of autothermal reformer or Fischer-Tropsch reactors for installation and use in the Licensed Plant. Licensor (or Syntroleum) may, from time to time, add or remove any vendor from being a Reactor Vendor.
1.32 "START-UP DATE" means the first full calendar day following a five day period, after completion of catalyst pre-treatment and other preliminary operations, during which the applicable Licensed Plant produces quantities of Synthetic Product in an amount equal to at least 75% of the per-day design production capacity of such Licensed Plant averaged over such five day period.
1.33 "SYNTHETIC PRODUCT" means those hydrocarbons, having a chemical composition substantially consisting of molecules with five or more carbon atoms each, produced using Licensor Technology in the practice of a Conversion Process at the Licensed Plant.
1.34     "SYNTROLEUM"  means  Syntroleum  Corporation,  a  Delaware corporation.
1.35 "SYNTROLEUM LICENSE AGREEMENT" means the License Agreement between Syntroleum and Licensor dated August 2, 2000.
                         2.  LICENSOR GRANTS TO LICENSEE
                         -------------------------------
2.01 Subject to the terms and conditions of this Agreement, Licensor grants to Licensee a limited, non-exclusive, non-transferable (except as provided in
Article  8)  right  and  license  to  use  Licensor  Patent  Rights and Licensor
  --------
Technical  Information  to  design,  construct,  operate and maintain (including
  ------
modify,  replace, or expand within the limits defined in Exhibit A, Section IIB)
  --                                                     ---------  -----------
the Licensed Plant to practice a Conversion Process to manufacture Synthetic Product solely for the purpose of producing, using, and selling Marketable Products anywhere in the world. This grant by Licensor includes improvements in a Conversion Process developed or acquired by Licensor for fifteen (15) years from the Effective Date, for which Licensor has the right to grant licenses, immunities or licensing rights without having to make payment to others and which Licensor is offering for license to others.
2.02 Subject to the terms and conditions of this Agreement, Licensor grants to Licensee a limited, non-exclusive, non-transferable (except as provided in
Article  8)  right  to  purchase  from  Reactor  Vendors  the  appropriate
  --------
Fischer-Tropsch and  autothermal reforming reactors for use in the practice of a
  -------
Conversion Process at the Licensed Plant. Licensee shall have no right to make, have made, or sell any reactor based on Reactor Information except as expressly provided in this Section 2.02.
                    -------------
2.03 Subject to the terms and conditions of this Agreement, Licensor grants to Licensee (a) the right to purchase from Licensor the appropriate Fischer-Tropsch Catalyst and, from either Licensor or a catalyst vendor designated by Licensor, the appropriate autothermal reforming catalyst for use in the practice of a Conversion Process at the Licensed Plant to manufacture Synthetic Product solely for the purpose of producing, using, and selling Marketable Products anywhere in the world and (b) a limited non-exclusive, non-transferable (except as provided in Article 8) right and license under
                                             ----------
Licensor Catalyst Patent Rights and Licensor Catalyst Information to use such catalysts in the practice of a Conversion Process at the Licensed Plant to manufacture Synthetic Product solely for the purpose of producing, using, and selling Marketable Products anywhere in the world. The purchase price for any catalyst purchased by Licensee from Licensor shall be equal to the lowest of
(a) Licensor's cost to produce or have produced such catalysts, plus a markup of twenty five percent (25%), or (b) if, during the twelve (12) month period prior to a catalyst purchase by Licensee, the same catalyst (at comparable quantities) was sold by Licensor to a third party at a markup less than twenty five percent (25%), Licensee shall be entitled to the lower markup for its current catalyst purchase. Licensor will, no more than once per year, provide Licensee reasonable access to the relevant books of Licensor to verify the lowest markup for such catalyst. Licensee shall have no rights to make, have made, or sell any Licensor Fischer-Tropsch Catalyst or autothermal reforming catalyst, which is proprietary to Licensor. Beyond the initial catalyst fill for the Licensed Plant, Licensee will have the right to buy replacement catalyst from other catalyst suppliers. If Licensor specifies in the Process Design Package an autothermal reforming catalyst commercially available from a third party, Licensee shall have the right to purchase such catalyst directly from a third party.
2.04 In the event Licensor for any reason is unable to supply Licensee with such amounts of Fischer-Tropsch Catalyst as may be reasonably necessary for the operation of the Licensed Plant, Licensor shall provide to one or more catalyst vendors designated by Licensor the necessary catalyst recipe, together with a non-exclusive limited license to make and sell such Fischer-Tropsch Catalyst to Licensee for use in such Licensed Plant, and Licensee shall have the right to purchase such Fischer-Tropsch Catalyst from such vendor for use in such Licensed Plant on the same terms (including price) as set forth in Section 2.03.
                                                                   ------------
2.05
     (a) The Licensed Plant shall remain at the initial plant site for a minimum of (i) seven (7) years from Start-Up Date, or (ii) until the natural gas reserves from which the Licensed Plant acquires its gas supply have been depleted to the point that such reserves are not adequate for operation of the Licensed Plant at its design capacity, whichever first occurs. Thereafter, Licensee may relocate the Licensed Plant to a new plant site within the Licensed Territory without obtaining a new Site License Agreement provided (i) request is made by Licensee to Licensor in the form of Exhibit C in which Licensee agrees
                                              ---------
that the Licensed Plant will remain at the new site for minimum of seven (7) years and (ii) the Licensee is not in default under this Agreement.
     (b) Notwithstanding the foregoing, the Licensed Plant utilizing gas from leases, concessions, or similar production sharing arrangements in which Licensee owns at least a ten percent (10%) working, net profits, equity, or other economic interest may, at any time, be relocated within the geographic boundaries of any such leases, concessions, or similar production sharing arrangements.
     (c) Nothing in this Agreement shall prohibit Licensee from purchasing gas from other parties to manufacture Synthetic Product at the Licensed Plant pursuant to this Agreement.
     (d) In the event that Licensee and Licensor or their respective Affiliates enter into a program for the development of a floating facility using Licensor Technology under the provisions of a written agreement between Licensee and Licensor, or their respective Affiliates, the time period set forth in
Section 2.06(a) of the License Agreement and Section 2.05 of the Site License Agreement will be reduced from seven (7) to two (2) years.

                            3.  TECHNICAL ASSISTANCE
                            ------------------------
3.01 Licensee shall enter into a process design package agreement to purchase a Process Design Package for the Licensed Plant according to the terms specified in Section 5.02 of this Agreement. At the request of Licensee,
               -------------
Licensor agrees to enter (or at the request of Licensee procure that Syntroleum enters) into a technical services agreement to provide technical support to Licensee related to transfer of Licensor Technology.
3.02 Reactor Information necessary for the Licensed Plant shall be excluded from the Process Design Package. However, those elements of Reactor Information which are necessary to fabricate such reactors will be provided by Licensor (or Licensor will procure Syntroleum provides such information) directly to the Reactor Vendors selected by Licensee to manufacture the autothermal reformer and Fischer-Tropsch reactors from Licensor's (or Syntroleum's) then current list of Reactor Vendors. Licensor may, from time to time, add or remove any Reactor Vendor.
3.03 Except as may be set forth in a Process Design Package, the obligations of Licensor under this Agreement do not include the performing of any basic or detailed design, engineering, training, consulting, start-up, operating or maintenance services with respect to the Licensed Plant. Licensor's responsibilities for any such services in the design, construction and operation (including maintenance) of the Licensed Plant shall be as set forth in one or more separate written engineering services agreement(s) (if any) between Licensor and Licensee specifically applicable to such Licensed Plant. Licensor will not refuse a request by Licensee to enter into such an agreement with
Licensee for such services as are reasonably requested by Licensee and the Parties will each act reasonably in agreeing the terms of such agreement. Where such services cannot be provided by Licensor (but can be reasonably provided by Syntroleum), Licensor agrees to procure that Syntroleum enters into such agreements with Licensee.
3.04 Licensor agrees to disclose to Licensee, upon reasonable request but at least once a year, (a) additions to Licensor Technology and (b) improvements or inventions developed by Licensor or its Affiliates (including Syntroleum) relating to Licensor Technology which have been commercially used or which Licensor determines are in a stage of development suitable for commercial use. Licensor shall permit Licensee to reasonably inspect, at mutually convenient times, the operating procedures, process conditions, material balances, energy consumption, catalyst performance, and analyses of internal streams and/or
Synthetic Product at Syntroleum's pilot plant which are applicable to such improvements or inventions.
3.05 Licensee shall provide Licensor 90 days advance written notice of the anticipated Start-up Date . Licensee agrees to permit Licensor and/or its representatives access to the Licensed Plant at reasonable and convenient times, for inspection and if requested by Licensee, training, by representatives of Licensor. Licensor shall have the right to charge Licensee a reasonable fee for any training as may be agreed with the Licensee on a case by case basis.
                         4. LICENSEE GRANTS TO LICENSOR
                         ------------------------------
4.01 Licensor may, no more than one (1) time per year, request and Licensee agrees to disclose to Licensor in writing any Inventions or Improvements related to the Conversion Process.
4.02 Subject to the terms and conditions of this Agreement, Licensee grants to Licensor a limited, non-exclusive, irrevocable, royalty free, worldwide (a) right and license under Licensee Patent Rights and (b) right and license to use Licensee Technical Information for the design, construction, operation and maintenance (including modify, expand and replace) of facilities practicing a Conversion Process, together with the right to grant corresponding sublicenses of the Licensee Patent Rights and the use of Licensee Technical Information to other licensees of Licensor Technology for use at a licensed plant practicing a Conversion Process, provided that any such licensee to whom a sublicense is to be granted shall have granted reciprocal rights to Syntroleum to use and grant sublicenses under such licensee's patent rights and technical information for the benefit of Licensee. Licensee shall have the right to charge Licensor a reasonable fee for any training with respect to Licensee Patent Rights and Licensee Technical Information as may be agreed with the Licensor on a case by case basis.
4.03 Should Licensee, during the term of this Agreement, make any patentable Inventions or Improvements, Licensee may, at its sole discretion, file patent applications with respect to such Inventions or Improvements in its own name and at its own expense, and take such other steps as are necessary, in the sole judgment of Licensee, to protect its rights in such Inventions or Improvements. In the event Licensee declines to file any patent application with respect to any Inventions or Improvements, it shall promptly notify Licensor in a timely manner to allow Licensor, at its sole discretion, to file such patent application at its sole expense, and to take such other steps as are necessary, in its judgment, to protect the Parties' rights in such Inventions or
Improvements, subject to Licensee's obligation to account to third parties therefore and provided that title to such Inventions or Improvements shall remain in Licensee.
4.04 Licensor and Licensee each agree that they will take all actions and execute all documents and shall cause their employees, agents and contractors to take all actions and execute all documents as are necessary or appropriate to carry out the provisions of this Article 4 or to assist each other in the
                                       ----------
preparation, filing and prosecution of patent applications or securing such protection referenced in this Article 4 when so requested.
                                  ----------
4.05 Licensee shall permit Licensor and/or its representatives to reasonably inspect, at mutually convenient times, the operating procedures, process conditions, material balances, energy consumption, catalyst performance, and analyses of internal streams and/or Synthetic Product which are applicable to Licensee's Inventions or Improvements used at the Licensed Plant.
4.06 Licensee agrees to provide, from time to time and upon request by Licensor, samples of Synthetic Product and Marketable Products as they are produced by any of Licensee's Licensed Plants to verify compliance with this Agreement. Licensor agrees to limit its analysis of samples of Synthetic Product and Marketable Products to those analyses necessary to determine compliance with the definition of Marketable Products.
                           5.  LICENSE AND OTHER FEES
                           --------------------------
5.01 In consideration for the rights granted to Licensee by Licensor under this Agreement, the Licensee shall pay (subject to Section 5.05 of the License Agreement) License Fees for the Licensed Plant calculated and paid according to Exhibit A.
----------
5.02     In  addition  to  the  amounts  to  be paid by Licensee to Licensor (or
Syntroleum  as  the  case  may  be)  under  Section 5.01, Licensee agrees to pay
                                            ------------
Licensor a fee for the Process Design Package according to the terms in the process design package agreement. Licensee also agrees to pay Licensor (or Syntroleum as the case may be) for technical services according to the terms in the technical services agreement, if any.
5.03 Unless otherwise provided in this Agreement, all amounts payable under this Agreement shall be paid by Licensee to Licensor at Licensor's address specified in Section 10.08, or to an account at a bank specified by Licensor, in
             -------------
Australian  dollars.
5.04 In the event Licensee is required to withhold any taxes from amounts payable to Licensor under this Agreement, Licensee agrees to provide Licensor at the time of such withholding with a receipt or other evidence reflecting the deposit of such taxes with the appropriate governmental agency.
                         6.  WARRANTIES AND INDEMNITIES
                         ------------------------------
6.01 Licensor represents and warrants that it is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, USA, and has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement and all documents relating hereto by Licensor have been duly and validly authorized by all requisite corporation action and constitute valid and binding obligations of Licensor enforceable in accordance with their respective terms.
6.02 Licensee represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement including the right to grant the rights and licenses as set forth in Article 4. The
                                                                 ---------
execution, delivery and performance of this Agreement and all documents relating hereto by Licensee have been duly and validly authorized by all requisite corporate action and constitute valid and binding obligations of Licensee enforceable in accordance with their respective terms. Licensee represents and warrants that the statements made in the Request for Site License Agreement are true and accurate as of the Effective Date.
6.03 Except as otherwise expressly set forth in this Agreement or other written agreement between the Parties, LICENSOR MAKES NO AND HEREBY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS OF ANY KIND, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER WARRANTIES OR REPRESENTATIONS OF ANY KIND TO LICENSEE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OR REPRESENTATION WITH RESPECT TO USE OF LICENSOR TECHNOLOGY AS AUTHORIZED HEREUNDER.
6.04 EXCEPT FOR UNAUTHORIZED DISCLOSURE OR USE OF CONFIDENTIAL INFORMATION OR UNAUTHORIZED USE OF PATENT RIGHTS UNDER THIS AGREEMENT, IN NO EVENT SHALL A PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, OR EXEMPLARY DAMAGES, INCLUDING WITHOUT LIMITATION, LOST PROFITS OR SAVINGS, REGARDLESS OF THE FORM OF ACTION GIVING RISE TO SUCH A CLAIM FOR SUCH DAMAGES, WHETHER IN CONTRACT OR TORT INCLUDING NEGLIGENCE, EVEN IF LICENSOR OR LICENSEE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. BUT IF A PARTY IS FOUND LIABLE, DESPITE THE ABOVE LANGUAGE, TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR EXEMPLARY DAMAGES THEN THE MAXIMUM LIMIT OF SUCH DAMAGES IS AGREED TO BE $5,000.
6.05 A Party will promptly advise the other Party in writing of any claim made or lawsuit alleging infringement of any patent or copyright or misappropriation of Confidential Information based on the design, construction and/or operation of the Licensed Plant (including Synthetic Product or Marketable Products produced from the Licensed Plant).
6.06 If Licensee has made a modification to the Process Design Package, with respect to a Licensed Plant, and infringement or misappropriation by such Licensed Plant would not exist in the absence of Licensee's modification, Licensee will be solely responsible for any claim or lawsuit. Licensee will (a) promptly undertake at its own expense the defense of the claim or lawsuit, and
(b) hold Licensor, its affiliates, and their officers, directors, and employees harmless from any liability, damages and other sums that may be assessed in or become payable under any decree or judgment by any court or other tribunal which results from such claim or lawsuit and from any attorneys fees, costs of litigation and other reasonable out of pocket expenses incurred in the defense of such claim or lawsuit.
6.07 If the design, construction and/or operation of a Licensed Plant which is the basis for alleged infringement or misappropriation, is in accordance with the designs, specifications and operating conditions (including, but not limited to, catalysts) embodied in the Process Design Package for such Licensed Plant, Licensor will (a) promptly undertake at its own expense the defense of the claim or lawsuit, and (b) hold Licensee, its affiliates, and their officers, directors, and employees harmless from any liability, damages and other sums that may be assessed in or become payable under any decree or judgment by any court or other tribunal which results from such claim or lawsuit and from any attorneys fees, costs of litigation and other reasonable out of pocket expenses incurred in the defense of such claim or lawsuit.
6.08     A  Party  will render all reasonable assistance that may be required by the other Party in the defense of claim or lawsuit alleging infringement or misappropriation and such Party shall have the right to be represented therein by advisory counsel of its selection and at its expense.
6.09 In the event a court or other tribunal finds that infringement and/or misappropriation has occurred not as a result of Licensee's modifications, Licensor shall have the option, at its sole expense, to either (a) provide designs, specifications and/or operating conditions (including, but not limited to, catalysts) and make modifications to the Licensed Plant which avoid such infringement and/or misappropriation without degrading the economics or performance of the Licensed Facilities, or (b) acquire the right to continue using the design, construction and operating conditions (including, but not limited to, catalysts), which were the subject of such infringement and/or misappropriation.
6.10 Except as provided in (d) above, a Party shall not settle or compromise any claim or lawsuit alleging infringement or misappropriation without the written consent of the other Party if such settlement or compromise obligates the other Party to make any payment or part with any property, to assume any obligation  or  grant  any  licenses  or  other  rights, or to be subject to any injunction  by  reason  of  such  settlement  or  compromise.
6.11 Licensor agrees to indemnify and hold harmless Licensee and its officers and employees from and against the full amount of any and all claims, demands, actions, damages, losses, costs, expenses, or liability whatsoever (including without limitation the costs of litigation, including reasonable attorneys' fees), for patent infringement, property (real and personal) damage, personal injury or death, fines, or penalties arising in whole or in part out of the use of Licensee Patent Rights and Licensee Technical Information in a plant operated by Licensor or Person under license from Licensor.
6.12 Licensor agrees to indemnify and hold harmless Licensee and its officers and employees from and against the full amount of any and all claims, demands, actions, damages, losses, costs, expenses, or liability whatsoever (including without limitation the costs of litigation, including reasonable attorneys' fees), for property (real and personal) damage, personal injury or death, fines, or penalties arising in whole or in part out of acts or omissions in the preparation and content (including design, engineering, and specifications) of the Process Design Package for the Licensed Facilities.
6.13 Licensee agrees to indemnify and hold harmless Licensor, its affiliates, their officers, directors, and employees from and against the full amount of any and all claims, demands, actions, damages, losses, costs, expenses, or liability whatsoever (including without limitation the costs of litigation, including reasonable attorneys' fees), for property (real and personal) damage, personal injury or death, fines, or penalties arising in whole or in part out of acts or omissions outside the scope of or any modification to the content (including design, engineering, and specifications) of the Process Design Package for the Licensed Facilities.
6.14 Licensor's total obligation and liability to indemnify and hold Licensee harmless for any and all claims (a) under this Article 6, including but
                                                        ---------
not limited to all expenses incurred by Licensor in assuming Licensee's defense, making modifications to the Licensed Plant and for paying any judgments or settlements on Licensee's behalf, or for any other reason contemplated by this
Article  6,  (b)  for  failure to meet any process guarantees that may have been
 ---------
provided  under  a separate agreement, or (c) for any other indemnification made
 --
by Licensor pursuant to this Agreement, shall in no event exceed 50% of the total License Fees received from the Licensee for any Licensed Plant that is subject to the above claims.
6.15 Licensee's total obligation and liability to indemnify and hold Licensor harmless for any and all claims (a) under this Article 6 including but
                                                         ---------
not limited to all expenses incurred by Licensee in assuming Licensor's defense and for paying any judgments or settlements on Licensor's behalf, or for any other reason contemplated by this Article 6, or (b) for any other
                                       ----------
indemnification made by Licensee pursuant to this Agreement, shall in no event exceed 50% of the total License Fees received by Licensor from Licensee for the Licensed Plant that is subject to the above claims.
                       7.  CONFIDENTIALITY AND LIMITATIONS
                       -----------------------------------
7.01 Licensee agrees that any Confidential Information disclosed by Licensor or an Affiliate (including Syntroleum) directly or indirectly to Licensee during the period from the date of Licensee's execution of the License Agreement through the term of this Agreement, will be kept confidential by Licensee for a period of fifteen (15) years after the date of each disclosure, but not to exceed five (5) years after the termination of this Agreement or fifteen (15) years from the Effective Date, whichever last occurs, with the same standard of care Licensee uses to protect its own similar confidential information and, except as otherwise provided in this Agreement, will not be disclosed to others or copied or duplicated (except for internal use), and will be used by Licensee solely as it relates to this Agreement, and for no other purpose, including Licensee's research, development or commercial activities related to the Conversion Process for its own account. Licensee may disclose such Confidential Information to third parties who have executed a secrecy agreement with Licensor or Syntroleum with confidentiality terms no less restrictive than those set forth in this Section 7.01.
                 -------------
7.02 Licensor agrees that any Confidential Information disclosed by Licensee directly or indirectly to Licensor during the term of this Agreement will be kept confidential by Licensor for a period of fifteen (15) years after the date of each disclosure, but not to exceed five (5) years after the termination of this Agreement or fifteen (15) years from the Effective Date, whichever last occurs, with the same standard of care Licensor uses to protect its own similar confidential information, and except as otherwise provided in this Agreement will not be disclosed to others or copied or duplicated, and will be used by Licensor solely in the development, marketing and licensing of a Conversion
Process, and for no other purpose. Licensor may disclose such Confidential Information to third parties who have executed a secrecy agreement with confidentiality terms similar to the confidentiality provisions of this Agreement. To the extent reasonably necessary to carry out the purposes of this Agreement, Licensor may disclose any of the foregoing information to an Affiliate, provided that the Affiliate has agreed in writing to be bound by the relevant provisions of this Agreement.
7.03     A  Party shall not be subject to the restrictions set forth in Sections
                                                                        --------
7.01 and 7.02 as to the disclosure, duplication or use of disclosed Confidential
----     ----
Information, which the receiving Party can prove by competent evidence (a) was already known to the receiving Party or an Affiliate prior to the disclosure thereof by the disclosing Party; (b) is or becomes part of the public knowledge or literature without breach of this Agreement by the receiving Party but only after it becomes part of the public knowledge or literature; (c) shall otherwise lawfully become available to the receiving Party or an Affiliate from a third party but only after it becomes so available and provided the third party is not under obligation of confidentiality to disclosing Party; or (d) is developed by the receiving Party or an Affiliate independently of any disclosure by the disclosing Party to the receiving Party or an Affiliate under this Agreement or independently of any joint research and development activities of Licensee and Licensor which may occur under a separate agreement. Any Confidential Information disclosed shall not be deemed to fall within the confidentiality exceptions of this Section 7.03 merely because it is embraced by more general
                      ------------
information.  In  any such case set forth in Section 7.03(a), (b), (c), and (d),
                                             ---------------  ---  ---      ---
the receiving Party shall keep confidential and not disclose to any third party that any such information was also made available to or acquired by the receiving Party or an Affiliate from the disclosing Party, and such release from the secrecy obligation shall not be considered as a license to make, sell, use or operate under any of the disclosing Party's proprietary rights.
7.04 The receiving Party shall limit access to the Confidential Information disclosed to it to those employees of the receiving Party or an Affiliate who reasonably require the same and who are under a legal obligation of confidentiality  on  the  terms set forth in Section 7.01 and Section 7.03.  The
                                             ------------     ------------
receiving Party shall be responsible to the disclosing Party for the performance by its employees of their confidentiality obligations. The receiving Party shall keep a record of any Confidential Information marked "Limited Access" and the identity of each employee who has access to Confidential Information so marked. The receiving Party shall inform the other Party of the identity of each such employee within 30 days of disclosure.
7.05     In  the  event  that  a  Party  which  is  recipient  of  Confidential
Information from the other Party is requested or required by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process to disclose any such Confidential Information, the receiving Party shall provide the disclosing Party with prompt written notice of such request or requirement prior to making the requested disclosure, and shall cooperate with the disclosing Party so that the disclosing Party may seek a protective order or other appropriate remedy or, if the disclosing Party so elects, waive compliance with the terms of this Agreement. In the event that such protective order or other remedy is not obtained, the receiving Party may disclose only that portion of the Confidential Information which the disclosing Party is advised by counsel is legally required to be disclosed.
7.06 The Parties agree that they will each take all actions and execute all documents, and shall cause their employees, agents and contractors to take all actions and execute all documents as are necessary or appropriate to carry out the provisions of this Article 7 or to assist each other in securing protection
                        ---------
of intellectual property and Confidential Information referenced in this Article
                                                                         -------
7.
7.07 With respect to any catalyst furnished by Licensor to Licensee or Syntroleum for use by Licensee at the Licensed Plant, Licensee will not, and Licensee will not allow any other person to, analyze, break down, reverse engineer or otherwise seek to determine the chemical composition, except for loss on ignition and bulk density, of any such catalyst, except that Licensee shall be entitled to (a) perform analyses that Licensor may from time to time specifically authorize in writing, to the extent required for monitoring the performance of the Licensed Plant and for regeneration, reclamation or disposal of spent catalysts, such authorization not to be unreasonably withheld, and (b) provide results of the aforementioned analyses to other parties to the extent required for regeneration, reclamation or disposal of spent catalysts, but only after such other parties have entered into an agreement with Licensor in a form attached hereto as Exhibit B. Licensor will be provided with a copy of all such
                   ---------
analyses  which  has been approved in writing prior to release to other parties.
                                 8.  ASSIGNMENT
                                 --------------
8.01     Subject  to  Section  8.02,  this  Agreement  shall  not be assigned by
                      -------------
Licensee without the prior written consent of the Licensor, which consent will not be unreasonably withheld, except that Licensee may, upon written notice to Licensor, assign this Agreement to a department, bureau, division, agency or similar governmental entity that is a part and under the control of Licensee. Under no circumstances shall this Agreement be assigned to Exxon Corporation, Royal Dutch Shell or Sasol Limited.
8.02 Licensee may assign this Agreement to any corporation or authority which is wholly-owned by Licensee.
                            9.  TERM AND TERMINATION
                            ------------------------
9.01 This Agreement shall extend for the life of the plant. Upon payment of all license fees due under this Agreement, no further license fees will be due except for those associated with increases in capacity under Exhibit A.
                                                                      ---------
9.02 If a material default shall occur in connection with the Licensed Plant, Licensor shall provide written notice to Licensee. If a material default under this Agreement shall continue for a period of one year following written notice of such default to Licensee from Licensor without being cured by Licensee, then Licensor shall have the right to (a) suspend all rights of Licensee under this Agreement, or (b) terminate this Agreement upon written notice to Licensee. The actions by Licensor under this Article shall not
                                                               -------
prejudice Licensor from enforcing any claim which it may have for damages or otherwise on account of the default.
9.03     Termination  of  this  Agreement  shall  not:
(a) relieve Licensee of its obligations to account for and pay all amounts due Licensor under this Agreement;
(b)     affect  any  rights  granted  under  Article  4 with respect to Licensee
                                             ----------
Patent Rights and Licensee Technical Information, which shall survive termination in accordance with its terms; or
(c)     affect  the  obligations of Licensor and Licensee under Articles 6 and 7
                                                                ----------     -
and  Section  10.02  which  shall  survive  termination in accordance with their
     --------------
terms.
    -
9.04 No Party to this Agreement shall be in default in performing its obligations under this Agreement to the extent that performing such obligations, or any of them, is delayed or prevented by revolution, civil unrest, strike, labor disturbances, epidemic, accident, fire, lightening, flood, storm, earthquake, explosion, blockage or embargo, or any law, proclamation, regulation or ordinance, or any other cause that is beyond the control and without the fault or negligence of the Party asserting the benefit of this Section 9.04.
                                                                   ------------
Each Party shall do all things reasonably possible to remove the cause of such default.
9.05 Licensee shall have the right to terminate this Agreement in its sole discretion, with or without cause, upon the delivery of written notice of termination to Licensor no less than 90 days prior to the date of such termination.
                                10.MISCELLANEOUS
                                ----------------
10.01 This Agreement embodies the entire intent of the Parties and merges all prior oral and written agreements between the Parties hereto with respect to the Licensed Plant. No stipulation, agreement, representation or understanding of the Parties heretowith respect to the Licensed Plant shall be valid or enforceable unless contained in this Agreement or in a subsequent written agreement signed by the Parties hereto.
10.02 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, UNITED STATES OF AMERICA, INCLUDING ARBITRATION LAW, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF. Any dispute claim or controversy arising out of or relating to this Agreement on the breach, termination, scope or invalidity (including any dispute relating to patent invalidity or infringement) of this Agreement shall be finally settled by arbitration conducted in accordance with the Rules Conciliation and Arbitration of the International Chamber of Commerce.
(a) The arbitration panel shall consist of one arbitrator who shall be nominated with the concurrence of both parties; failing their agreement, the arbitrator shall be appointed by the Court of Arbitration of the International Chamber of Commerce.
(b)     The  arbitration  shall  be  held  in  New  York  City,  New  York, USA.
(c)     The  arbitration  shall  be  conducted  in  the  English  language.
(d) The applicable procedural rules shall be the Rules of Conciliation and Arbitration of the International Chamber of Commerce. In any case not specifically covered by those Rules, the arbitrator shall himself formulate the rules of procedure to be followed.
(e) Arbitration awards rendered shall not be subject to any form of appeal, but judgment upon awards rendered may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case by may be.
10.03 This Agreement does not grant and shall not be construed as granting any license, authorization or consent, to either Party by the other Party hereto, to use any name, trademark, service mark or slogan of the other Party. A Party shall not use the other Party's name without written consent, except for the identification of the other Party as a Licensee or Licensor of Licensor Technology. The terms of this Agreement will be maintained in confidence by each Party subject to the same standard of care each Party uses to protect its confidential information, except as required by law. A press release which includes the name of the other Party must have prior written approval of the other Party, except as required by law.
10.04 Failure of either Licensor or Licensee at any time or from time to time to exercise any of its rights under this Agreement or to insist upon strict performance of the other Party's obligations hereunder shall not be deemed a waiver of or to limit any of such rights or obligations with respect to such rights or obligations or any subsequent occurrence.
10.05 Licensee may publish the existence of this Agreement but agrees not to disclose, without the written consent of the Licensor, any of the terms of this Agreement or any portion thereof, or any amendment concerning the same, except to Persons directly involved with design, financing, construction, or operation of the Licensed Plant on a need-to-know basis or as required by law.
10.06 Licensee agrees that all Licensor information, technology, patents, and the product produced directly by the use thereof, when used outside the United States of America, shall be used by Licensee subject to and in accordance with regulations of any department or agency of the United States of America and Licensee shall not re-export or transship or agree to re-export or transship any such Licensor information, technology, patents, and the product produced directly by the use thereof to any destination prohibited by United States law including, without limitation, United States executive orders and administrative orders, rules, and regulations or to any destination requiring the approval of the United States government for such re-exportation or transshipment until a request to do so has been submitted to and approved by the United States government and notice of such approval has been provided to
Licensor. Licensee shall not (i) enter into a transaction or dealing, including, without limitation, re-exporting the Licensed Technology, or causing, financing, guaranteeing, authorizing or facilitating an action to enter into a transaction or dealing, that might reasonably be considered a violation of United States law by either Licensor or Licensee, or (ii) disclose information in a way that might reasonably be considered a violation of United States law by either Licensor or Licensee.
10.07 Should any part or provision of this Agreement be held unenforceable or in conflict with the law of any state or of the United States of America or of any foreign country, the validity of the remaining parts or provisions shall not be affected by such holding.
10.08          All  notices  hereunder  shall  be  addressed  to  the Parties as follows:
     (a)     If  to  Licensor:
          Syntroleum  Australia  Licensing  Corporation
          1350  S.  Boulder,  Suite  1100
          Tulsa,  OK  74119-3295
          Fax  No.:  (918)  592-7979
          Phone  No.:  (918)  592-7900
          ATTN:  Office  of  the  President

             with  copy  to:
          Syntroleum  Corporation
          1350  S.  Boulder,  Suite  1100
          Tulsa,  OK  74119-3295
          Fax  No.:  (918)  592-7979
          Phone  No.:  (918)  592-7900
          ATTN:  Office  of  the  General  Counsel

     (b)     If  to  Licensee:
          Invest  Australia
          Department  of  Industry  Science  and  Resources
          Commonwealth  of  Australia
          GPO  Box  9839
          20  Allara  Street
          Canberra  ACT  2601
          Australia
          ATTN:  General  Manager

Any notice required or permitted to be given under this Agreement by one of the Parties to the other shall be deemed to have been sufficiently given for all purposes hereof if mailed by registered or certified mail, postage prepaid, addressed to such Party at its address indicated above, electronically transmitted and acknowledged by the other Party or by actual delivery of written notice to the other Party.
                           11.  GOODS AND SERVICES TAX
                           ---------------------------
11.01 The payments specified in this Agreement have been calculated without taking GST into account.
11.02 If any GST is payable on a taxable supply by the Licensor under or in connection with this Agreement:
(a) the Licensor warrants that, at the time of entry into this agreement and unless and until otherwise notified in writing to the Licensee:
(i)     it  is  a  non-resident;  and
(ii) it does not make the supply through an enterprise that it carries on in Australia or through a resident agent;
(b) the Licensee warrants that, at the time of entry into this Agreement and unless and until otherwise notified in writing to the Licensor, it is registered for GST purposes; and
(c) the Parties hereby agree that the GST on the taxable supply by the Licensor will be payable by the Licensee in accordance with Section 83-5(1) of the GST Law.
11.03 If the requirements of Section 83-5(1) of the GST Law are not satisfied, either because:
(a)     the  Licensor provides notice to the Licensee in accordance with Section
                                                                         -------
11.02(a);  or
--------
(b)     for  any  other  reason,
     the  provisions  of  Section  11.04  will  apply  to  the  taxable  supply.
                          --------------
11.04 If GST is imposed on any supply by a party (the "Supplier") to the other party (the "Recipient") under or in connection with this Agreement, the Recipient must pay to the Supplier, subject to the receipt of a valid tax invoice, the amount of GST imposed at the same time as and in addition to the amount the Recipient is required to pay the Supplier for the supply in question (and without setoff), or on demand.
11.05     In  this  Article  11:
                    -----------
"GST Law" means the A New Tax System (Goods and Services Tax) Act 1999 together with all associated regulations and legislation.
"GST," "enterprise," "taxable supply," "tax invoice," "non-resident," "carried on in Australia" and "resident agent" have the meaning given to them in the GST Law.
11.06 The Licensee and the Licensor acknowledge and agree that the warranties contained in Section 11.02 are intended solely for the purposes of
                           -------------
Article  11,  and  that,  accordingly,  any  breach  of  such warranty shall not
  ---------
constitute  a  default or an event of default under this Agreement or any of the
  -----
documents related to the transaction contemplated by this Agreement and shall not otherwise have any consequences for the purposes of this Agreement and any of the documents related to the transaction contemplated by this Agreement, except as expressly provided in Sections 11.03 and 11.04.
                                     ---------------       -----

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date set forth above.
                             LICENSOR

                   SYNTROLEUM  AUSTRALIA
                   LICENSING  CORPORATION


     By:______________________________
     Date:____________________________


                              LICENSEE

                    COMMONWEALTH  OF  AUSTRALIA
     By:______________________________
     Name:___________________________
     Title:____________________________

     Date:____________________________

                                    EXHIBIT A
                                    ---------

                             LICENSE FEE CALCULATION
                             -----------------------


I.     For  purposes  of  this  Exhibit  A,  the  following terms shall have the
                                ----------
meanings  ascribed  thereto:
A. "LICENSED PLANT" means the Licensed Plant in which this Site License Agreement for such plant is issued to and remains (subject to assignment pursuant to Section 8 of the Site License Agreement) in the name of the Licensee who has executed this Agreement with Licensor.
B. "ROYALTY RATE" shall mean (i) the lowest royalty rate per Barrel of Synthetic Product accepted by Licensor for a Site License Agreement with a non-affiliate for a facility of comparable size, in the Licensed Territory, which is not under a master preferred license agreement, during the twelve (12) months immediately preceding the execution date of the applicable Site License Agreement under this Agreement, or (ii) if no such Site License Agreement has been executed during the twelve (12) months immediately preceding, then the royalty rate per Barrel of Synthetic Product in the last Site License Agreement with a non-affiliate, in the Licensed Territory, executed by Licensor, which is not under a master preferred license agreement, or (iii) if none of the foregoing applies, then US$0.495 per Barrel of Synthetic Product. Market Royalty Rate does not include the catalyst price as provided for under Section
                                                                         -------
2.03.
 ---
II. For each Site License Agreement executed for the Licensed Plant under this Agreement, Licensee agrees to pay (subject to Section 5.05 of the License Agreement dated August 2, 2000 between Syntroleum Australia Licensing Corporation (as Licensor) and Commonwealth of Australia as Licensee (LICENSE AGREEMENT) License Fees to Licensor on a prepaid license basis as follows:
A. Licensee agrees to pay Licensor a one-time, prepaid License Fee calculated in accordance with the following formula:
                       License Fee = "C" x 350 x 7.5 x "R"
wherein:
"C" = the maximum daily design capacity, as defined by the Process Design Package, of such Licensed Plant to produce Marketable Products measured in Barrels of Synthetic Product per day for which such Licensed Plant is originally designed and constructed, and
"R"     =     the  Royalty  Rate.
and  payable  in  installments  as  follows:
(i) 20% within thirty (30) days after the execution of this Site License Agreement for such Licensed Plant;
(ii) 30% within thirty (30) days after delivery of the Process Design Package or within one hundred twenty (120) days after the execution of this Site License Agreement for the Licensed Plant, whichever first occurs;
(iii) 20% within thirty (30) days after the commencement of field construction move-in;
(iv) 30% within one-hundred and twenty (120) days after the Start-Up Date of the Licensed Plant or a successful Performance Test as specified in any process guarantee and performance test agreement, whichever first occurs.
B.     Capacity Adjustments:  In the event the actual production capacity of the
       --------------------
Licensed Plant, under II.A above, is determined to have either exceeded the original maximum daily design capacity established in this Site License Agreement or is increased through major equipment modification, by more than five percent (5%) or by more than 500 barrels per day, at any time after the Start-up Date, Licensee shall pay (subject to Section 5.05 of the License Agreement) Licensor an additional License Fee, on a prepaid basis, equal to the difference between (a) the prepaid License Fee as would have been calculated with the higher production capacity for such Licensed Plant substituted for "C" in the calculation method set forth in II.A. above, and (b) the License Fee as would have been calculated for such Licensed Plant by the method set forth in II.A. above using the original maximum daily design capacity established in this Site License Agreement. The incremental License Fee due will be reduced by any previous incremental adjustments. Such additional License Fee shall be payable within thirty (30) days after the end of the calendar year in which such increase in production capacity of such Licensed Plant occurs. Incremental License Fees for increased production capacity in any Licensed Plant shall not be due if the increased production capacity is the result of the initial use of Licensee Patent Rights or Licensee Technical information. The total cumulative incremental capacity adjustments under this Agreement will be limited to 50 percent of the initial maximum daily capacity under this Agreement.
III. Subject to Section 5.05 of the License Agreement, upon payment of all fees due under the Agreement, Licensee shall be deemed to have acquired a fully paid license for the Licensed Plant up to the original maximum daily design capacity or any adjusted daily design capacity made under the provisions of II.B above. Any additional incremental increases in the Licensed Plant capacity will be subject to additional License Fees as calculated under Incremental
Adjustments  defined  under  II.  above.
IV. All payments required hereunder shall include a statement showing the details supporting the calculation of the License Fees being paid. Licensee shall keep accurate and complete records of all natural gas feedstock processed (volume and composition) and all Synthetic Product produced at and either used internally within or removed from the Licensed Plant to enable verification of statements and payments rendered to Licensor hereunder. Licensee agrees to permit Licensor, at Licensor's expense, to inspect such records on reasonable notice and at reasonable intervals during normal business hours to verify the fees paid and payable under this Agreement.

                                    EXHIBIT B
                                    ---------

                          CONTRACTOR SECRECY AGREEMENT
                          ----------------------------


                                      DATE

name
company
street  address
city,  state/province  postal  code
country

CONFIDENTIALITY  AGREEMENT

In connection with your technical and commercial evaluation of Syntroleum natural gas conversion technology, you may be given access to certain proprietary information related to the conversion of natural gas into liquid hydrocarbons, including license contract documents (collectively, the "License Agreement"), which Syntroleum considers to be a trade secret of Syntroleum (hereinafter referred to as the "Confidential Information"). For the purposes of this Agreement, "You", as used in this Agreement, shall include those of your Affiliates, including your directors, officers, employees, agents, advisors or other representatives (including, without limitation, lawyers, accountants, consultants, prospective financing sources and financial advisors) (collectively, "Representatives"). "Affiliates" shall mean your parent company(ies) (one or more parent companies in an upward series), if any, and all present and future companies whose outstanding stock carrying the right to vote for or appoint directors is fifty percent (50%) or more, and is owned or controlled directly or indirectly at the time in question by you or your parent company(ies).
As security for maintaining the confidentiality of our information and protecting our competitive position, we ask that you agree to the terms and conditions set out below before we disclose any Confidential Information to you.
1. All Confidential Information disclosed by Syntroleum, or on behalf of Syntroleum by an authorized third party, to you in writing or other tangible form is disclosed in confidence and shall not be disclosed by you to any third party without our express prior written consent for a period of fifteen (15) years from the date of disclosure. Syntroleum shall, at the time of disclosure, identify information as Confidential Information. If written documents contain Confidential Information, the documents shall be marked "Confidential". All orally disclosed confidential information shall be confirmed in writing and clearly marked "Confidential" within a period of 30 days after the disclosure by Syntroleum. In the event that Syntroleum provides you only a License Agreement, Syntroleum will not include, as part of the License Agreement, any of Syntroleum's technical information that it deems confidential.
2. You shall not use the Confidential Information disclosed to you for any purpose other than in connection with your evaluation of Syntroleum natural gas conversion technology except by expressed prior written authorization of Syntroleum. If you are required by law (pursuant to legal proceedings, subpoena, civil investigative demand, or other similar process) to disclose any Confidential Information, you shall notify Syntroleum promptly in writing so that Syntroleum may seek a protective order or other appropriate remedy.
3. In recognition that your evaluation may require discussions with Affiliate(s) who may be the potential end user(s) of the Confidential Information under a license agreement(s) with Syntroleum, you may disclose Confidential Information to such Affiliate(s).
4. You shall exercise reasonable care in overseeing those with access to the Confidential Information, and shall limit such access to those of your employees, Affiliate(s), employees of Affiliate(s), and Representatives who have a need to know to achieve the limited purpose for which such information was disclosed to you by Syntroleum and who are obligated to hold such Confidential Information in confidence by secrecy obligations no less restrictive than those contained in this Agreement. Should you desire to have a Representative assist you in the evaluation of the Confidential information, you will ensure that such third party is bound by a separate confidentiality agreement with Syntroleum prior to any disclosure by you of Confidential Information to such Representatives. The list of the initial employees, Affiliate(s), and employees of Affiliate(s) to whom you intend to provide such access is included in Exhibit A to this Agreement. You will maintain a separate list of all employees, Affiliate(s), employees of Affiliate(s), and Representatives to whom you provide such access, which list will be available to Syntroleum upon request.
5. You agree that the standard of care which you shall use in preventing disclosure of the Confidential Information to third parties shall be the same care you would take in preserving the confidentiality of your own trade secrets.
6. You understand that any Confidential Information submitted to you by Syntroleum, or on behalf of Syntroleum by an third party authorized by Syntroleum, pursuant to this Agreement is the property of Syntroleum and that, upon request, you will return to Syntroleum all such Confidential Information, including any copies, whether exact or approximate, you have made, except that you may retain one archival copy of all such information in your legal department files. You shall destroy all notes, compilations, analyses, or other documents prepared by you or for your internal use which reflect any of the Confidential Information, except that you may retain one archival copy of all such information in your legal department files.
7. It is understood that nothing in this Agreement obligates either party to enter into any other contract or agreement. Both parties understand and agree that nothing in this Agreement grants or shall be construed as granting you a license to the Confidential Information or to any other intellectual property of Syntroleum.
8. You will be released from the restrictions set forth above on any Syntroleum information marked Confidential that you can show by written record to be:
(a)          information  previously  known  by  you,
(b) information which becomes publicly available by other than unauthorized disclosure,
(c) information which is received by you from a third party whose disclosure does not violate any confidentiality obligation or,
(d)          information  which  is  independently  developed  by  you.
However, such release from the confidentiality obligation shall not be considered as a license to make, sell, use or operate under any of Syntroleum's proprietary rights, except to the extent provided for in this Agreement. In addition, in any such cases set forth in this Item 8 above, you shall continue to keep confidential and shall not disclose to any third party that any such information was made available to you, or acquired by you, from Syntroleum or that Syntroleum uses such information in conjunction with, or as a part of, its technology.
Should you agree to the foregoing terms and conditions, please indicate by executing duplicate originals of this letter in the space provided below and returning one fully executed original to the undersigned.
Very  truly  yours,
SYNTROLEUM  CORPORATION



Mark  A.  Agee
President/COO


Accepted  and  Agreed  to  this  _____day  of  ____________,  1997.


By:     ___________________________________
Title:     ___________________________________


                                    EXHIBIT A
                                    ---------

Employees, Affiliate(s) and employees of Affiliates who will receive Confidential Information under this Agreement.



________________________________          ___________________________
Name                                      Name

________________________________          ___________________________
Company                                   Company

________________________________          ___________________________
Date  Included                            Date  Included



________________________________          ___________________________
Name                                      Name

________________________________          ___________________________
Company                                   Company

________________________________          ___________________________
Date  Included                            Date  Included



________________________________          ___________________________
Name                                     Name

________________________________          ___________________________
Company                                  Company

________________________________          ___________________________
Date  Included                           Date  Included



                                    EXHIBIT C
                                    ---------

                      REQUEST FOR LICENSED PLANT RELOCATION
                      -------------------------------------


Syntroleum  Corporation
1350  S.  Boulder,  Suite  1100
Tulsa,  OK  74119-3295
Attn:  Office  of  the  President
Gentlemen:
Please authorize the relocation of the existing Site License Agreement for the Licensed Plant currently located at the following location:
City:  ________________________  State/Province:  ______________________
Country:  _____________________  Onshore/Offshore:  ___________________
Latitude:  _____________________  Longitude:  _________________________
to  the  following  new  location:
City:  ________________________  State/Province:  ______________________
Country:  _____________________  Onshore/Offshore:  ___________________
Latitude:  _____________________  Longitude:  _________________________
The new location is within the Licensed Territory and will remain at the new plant site for a minimum of (subject to Section 2.05 of the Site License Agreement) seven (7) years.
Very  truly  yours,



____________________________,
Licensee